                                                                   EXHIBIT 10(f)

                      SECOND AMENDMENT TO CREDIT AGREEMENT


         THIS SECOND AMENDMENT TO CREDIT AGREEMENT, dated as of April 15, 1996 (herein called this "Amendment"), is entered into by and among Alexander Energy Corporation, an Oklahoma corporation (herein called the "Borrower"), the various financial institutions as are or may become parties hereto (collectively, the "Lenders"), and Canadian Imperial Bank of Commerce, acting through its New York Agency as agent (together with its successors in such capacity, the "Agent") for the Lenders. Terms defined in the Credit Agreement (as hereinafter defined) are used herein with the same meanings as given them therein, unless the context otherwise requires.


                              W I T N E S S E T H:

         WHEREAS, the Borrower, the Lenders and the Agent have heretofore entered into a certain Credit Agreement, dated as of November 14, 1994, which was amended by that certain First Amendment to Credit Agreement dated as of July 14, 1995 (such agreement, as so amended, herein called the "Credit Agreement") and

         WHEREAS, the Borrower and the Lenders now desire to further amend the Credit Agreement in certain respects, as hereinafter provided;

         NOW, THEREFORE, in consideration of the premises and the mutual agreements herein contained, the Borrower, the Lenders and the Agent hereby agree as follows:

         SECTION 1. Amendment of Section 1.1. Section 1.1 of the Credit Agreement is hereby amended as follows:

         (a) The definition of the term "Applicable Margin" is hereby amended in its entirety to read as follows:

                 "Applicable Margin" means with respect to any Revolving Loan of any type on any day, the percentage set forth below opposite such type of Revolving Loan applicable to such Revolving Loan, as set forth below:

                 Base Rate Loan                             1.0%
                 LIBOR Rate Loan                            2.0%

         (b) The definition of the term "CD Rate Loan" is hereby deleted in its entirety.

         (c) The definition of the term "Current Ratio" is hereby amended by deleting the period at the end of such definition and adding the following language at the end thereof: "provided further that for purposes of this calculation, the consolidated current






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liabilities of the Borrower shall exclude the current portion of all Loans."

         (d) The definition of the term "Fixed Rate Loan" is hereby amended in its entirety to read as follows:

                 "Fixed Rate Loan" means any LIBO Rate Loan.

         (e) The definition of the term "Loan Document" is hereby amended and restated in its entirety to read as follows:

                 "Loan Document" means this Agreement,, the Notes, the Guaranties, the Security Agreement, each financing statement delivered in conjunction with the Security Agreement, each Borrowing Request, each Continuation/Conversion Notice, each Mortgage, each financing statement delivered in conjunction with a Mortgage, each Hedging Agreement entered into with a Lender or Affiliate of a Lender and each other relevant agreement, document, certificate or instrument delivered in connection with any of the aforementioned.

         (f) The definition of the term "Loan" is hereby amended in its entirety to read as follows:

                 "Loans" means any Revolving Loan or the Term Loan and collectively any two or more of the foregoing.

         (g) The definition of the term "Stated Maturity Date" is hereby amended in its entirety to read as follows:

                 "Stated Maturity Date" means December 31, 2000.

         (h) The definition of the term "Transition Date" is hereby amended in its entirety to read as follows:

                 "Transition Date" means April 1, 1997.

         (i) The definition of the term "type" is hereby amended in its entirety to read as follows:

                 "type" means relative to any Revolving Loan, the portion thereof, if any, being maintained as a Base Rate Loan or a LIBO Rate Loan.

         (j) The following definitions are hereby added to Section 1.1 of the Credit Agreement inserted in appropriate alphabetical order:

                 "Arkansas Mortgage" means that certain Mortgage, Deed of Trust, Assignment, Security Agreement and Financing Statement dated as of April 15, 1996, executed by the Borrower and delivered to the Collateral Agent, covering the interest described therein in Oil and Gas





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         Properties located in the State of Arkansas and the interests related thereto, as the same may from time to time be amended, supplemented, restated or otherwise modified.

                 "Asset" means as to any Person, all property of any kind, name or nature, real or personal, tangible or intangible, legal or equitable, whether now owned or hereafter acquired, including, without limitation, money, stock, security, equity interest, partnership interest, franchises, value as a going concern, causes of action, undivided fractional ownership interests, and anything of any value which can be made available for, or may be appropriated to the payment of debts.

                 "Borrower's Excess Cash Flow from Operations" means with respect to the Borrower and its Subsidiaries on a consolidated basis, for any period for which a determination thereof is to be made, the excess, if any, of

                          (x)      the consolidated Borrower's Net Income
                 (Loss) of the Borrower for such period plus the sum of estimated depreciation, depletion and amortization expense for such period to the extent included in determining Borrower's Net Income (Loss) plus deferred financing costs (other than interest), over

                          (y)      the sum of capitalized general
                 administrative costs for such period, in each case to the extent included in determining Borrower's Net Income (Loss), plus scheduled principal payments made on all Indebtedness during such period (other than payments made on the Loans and on the John Hancock Notes), plus $700,000.

                 "Borrower's Net Income (Loss)" means with respect to the Borrower and its Subsidiaries on a consolidated basis, for any period for which a determination thereof is to be made, the excess if any of
         (x) the Borrower's total consolidated revenues for such period, over
         (y) the sum of depreciation, depletion and amortization expense for such period, plus lease operating expense for such period, plus general administrative expenses for such period, plus interest expense for such period, plus production taxes for such period.

                 "Borrowing Base Deficiency Tranche" means Eleven Million Dollars ($11,000,000).





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                 "Collateral Agents" means CIBC Inc. in its capacity as
         Collateral Agent for the Secured Parties, together with its successors and assigns in such capacity.

                 "Disposition" means a sale, transfer, lease, assignment, contribution or any other disposition or transfer of an Asset, including without limitation destruction of an Asset as a result of a casualty and issuance of equity of any type including issuance of common or preferred shares.

                 "EGOLF Sale" means the sale to the Egolfs of 228 oil and/or gas wells more specifically described in Annex I hereto.

                 "Hedging Agreement" means (i) any interest rate swap agreement, interest rate cap agreement, interest rate collar agreement or similar agreement designed to protect the Borrower against fluctuations in interest rates with respect to this Agreement and the Notes and (ii) any commodity hedge, commodity swap, exchange, forward, future, collar or cap agreements, fixed price agreements and all other agreements or arrangements designed to protect the Borrower against fluctuations in commodity prices.

                 "John Hancock Note Agreement" means that certain Note Agreement dated as of June 1, 1988 between Borrower and John Hancock Mutual Life Insurance Company, as from time to time amended, supplemented, restated or otherwise modified.

                 "John Hancock Notes" means those certain 10% Senior Unsecured Notes payable to the holder or holders thereof issued pursuant to the John Hancock Note Agreement.

                 "Kansas Mortgage" means that certain Mortgage, Deed of Trust, Assignment, Security Agreement and Financing Statement dated as of April 15, 1996, executed by the Borrower and delivered to the Collateral Agent, covering the interest described therein in oil and Gas Properties located in the State of Kansas and the interests related thereto, as the same may from time to time be amended, supplemented, restated or otherwise modified.

                 "Mortgage" means each of the Kansas Mortgage, the Arkansas Mortgage, the Texas Mortgage and the Oklahoma Mortgage, in each case as amended, supplemented, restated or otherwise modified and in effect from time to time, together with any other mortgage, deed of trust, security agreement and financing statements, in form and substance satisfactory to the Agent in its sole and absolute discretion, as the Borrower or any other Obligor shall





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

         execute and deliver to the Collateral Agent in order to grant additional collateral acceptable to the Agent for the payment of the Loans and all other obligations of the obligors under the Loan Documents.

                 "Mortgage Properties" means those properties and interests subject to a Lien in favor of the Collateral Agent for the benefit of the Secured Parties (as defined in the Mortgages) pursuant to any Mortgage, including personal property as more specifically described in the Mortgage, and any other properties or interests acceptable to the Agent (and, if different from the Agent, the Collateral Agent) which from time to time are subject to a valid perfected and first priority Lien in favor of the Collateral Agent pursuant to any additional or supplemental Mortgage.

                 "Oklahoma Mortgage" means that certain Mortgage, Deed of Trust, Assignment, Security Agreement and Financing Statement dated as of April 15, 1996, executed by the Borrower and delivered to the Collateral Agent, covering the interest described therein in oil and Gas Properties located in the State of Oklahoma and the interests related thereto, as the same may from time to time be amended, supplemented, restated or otherwise modified.

                 "Revolving Commitment" has the meaning set forth in Section 2.1.1(a).

                 "Revolving Loan" has the meaning set forth in Section 2.1.1(a).

                 "Second Amendment" means that certain Second Amendment to Credit Agreement dated as of April 15, 1996.

                 "Second Amendment Closing Date" means the date occurring on or prior to April 26, 1996, on which all conditions precedent to the effectiveness of the Second Amendment have been satisfied.

                 "Secured Party" has the meaning set forth in the Mortgages.

                 "Security Agreement" means that certain Assignment, Security Agreement dated April 15, 1996 between Borrower and CIBC Inc. as Collateral Agent for the Secured Parties, as the same may be from time to time amended, supplemented, restated, or otherwise modified.

                 "Swap Bank" has the meaning set forth in the Mortgages.





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                 "Term Commitment" has the meaning set forth in Section
         2.1.1(b).

                 "Term Loan" has the meaning set forth in Section 2.1.1(b).

                 "Texas Mortgage" means that certain Mortgage, Deed of Trust, Assignment, Security Agreement and Financing Statement dated as of April 15, 1996, executed by the Borrower and delivered to the Collateral Agent, covering the interest described therein in Oil and Gas Properties located in the State of Texas and the interests related thereto, as the same may from time to time be amended, supplemented, restated or otherwise modified.

         SECTION 2. Amendment to Sections 2.1.1 and 2.1.2. Sections 2.1.1 and
2.1.2 of the Credit Agreement are hereby amended in their entirety to read as follows:

                 SECTION 2.1.1 Commitment of Each Lender.

                 (a) Revolving Loans. From time to time on any Business Day occurring prior to the Commitment Termination Date, each Lender will make revolving loans (relative to such Lender, and of any type, its "Revolving Loans") to the Borrower equal to such Lender's Percentage of the aggregate amount of the Borrowing requested by the Borrower to be made on such day. The commitment of each Lender described in this Section 2.1.1(a) is herein referred to as its "Revolving Commitment". On the terms and subject to the conditions hereof, the Borrower may from time to time borrow, prepay and reborrow such Revolving Loans; provided, however that amounts paid pursuant to payments required to be made as a result of the reductions to the Maximum Commitment Amount required under Section 2.2.2 may not be reborrowed.

                 (b) Term Loans. On the Second Amendment Closing Date, each Lender will make one term loan (relative to such Lender, its "Term Loan") to the Borrower equal to such Lender's Percentage of the Borrowing Base Deficiency Tranche. The commitment of each Lender described in this Section 2.1.1(b) is herein referred to as its "Term Commitment." Amounts paid with respect to the Term Loan may not be reborrowed. The proceeds of the Term Loan shall be used exclusively to repay Loans outstanding under Section 2.1.1 of this Agreement immediately prior to the effectiveness of the Second Amendment and thus cure the Borrowing Base Deficiency then existing.

                 SECTION 2.1.2. Lenders Not Permitted or Required To Make Loans. No Lender shall be permitted or required to





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
         make any Loan if, after giving effect thereto, the aggregate outstanding principal amount

                 (a) of all Loans of all Lenders would exceed the Commitment Amount, or

                 (b) of all Loans of such Lender would exceed such Lender's Percentage of the Commitment Amount, or

                 (c) of all Revolving Loans of all Lenders would exceed Thirty-Three Million Dollars, or

                 (d) of all Revolving Loans of such Lender would exceed such Lender's Percentage of Thirty-Three Million Dollars, or

                 (e) of the Term Loan of all Lenders would exceed the Borrowing Base Deficiency Tranche, or

                 (f) of the Term Loan of such Lender would exceed such Lender's Percentage of the Borrowing Base Deficiency Tranche.

         SECTION 3. Amendment to Section 2.3. Section 2.3 of the Credit Agreement is hereby amended in its entirety to read as follows:

                 SECTION 2.3. Borrowing Procedure. By delivering a Borrowing Request to the Agent on or before 10:00 a.m., New York, New York time, on a Business Day, the Borrower may from time to time irrevocably request, Loans (a) in the case of Revolving Loans requested to be made as Base Rate Loans, on not less than one nor more than five Business Days' notice and (b) in the case of Revolving Loans requested to be made as Fixed Rate Loans, on not less than three nor more than five Business Days' notice, that a Borrowing be made in a minimum amount of $1,000,000 and an integral multiple of $100,000, or in the unused amount of the Commitments. The Lenders shall make the Term Loan as a Base Rate Loan on the Second Amendment Closing Date upon receipt on or before 10:00 a.m., New York, New York time on such date of a borrowing notice from the Borrower in form and substance satisfactory to the Agent. On the terms and subject to the conditions of this Agreement, each Borrowing shall be comprised of the type of Loans, and shall be made on the Business Day, specified in such Borrowing Request; provided that the Term Loan shall be made on a Base Rate Loan on the Second Amendment Closing Date. On or before 11:00 a.m. (New York City, New York time) on such Business Day each Lender shall deposit with the Agent same day funds in an amount equal to such Lender's Percentage of the requested Borrowing (other than the





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         Borrowing comprising the Term Loan). Such deposit will be made to an account which the Agent shall specify from time to time by notice to the Lenders. To the extent funds are received from the Lenders, the Agent shall make such funds available to the Borrower by wire transfer to the accounts the Borrower shall have specified in its Borrowing Request. No Lender's obligation to make any Loan shall be affected by any other Lender's failure to make any Loan.

         SECTION 4. Amendment to Section 2.4. Section 2.4 of the Credit Agreement is hereby amended by deleting the word "Loans" appearing in the seventh, eighteenth and nineteenth lines hereof and substituting the words "Revolving Loans" in each case in lieu thereof.

         SECTION 5. Amendment to Section 2.9. Section 2.9 of the Credit Agreement is hereby amended in its entirety to read as follows:

                 "SECTION 2.9 [INTENTIONALLY OMITTED.]"

         SECTION 6. Amendment to Section 2.10. Section 2.10 of the Credit Agreement is hereby amended in its entirety to read as follows:

                 SECTION 2.10 Notes. Each Lender's Revolving Loans under its Commitment shall be evidenced by a Note in substantially the form of Exhibit A hereto payable to the order of such Lender in a maximum principal amount equal to such Lender's Percentage of the original Maximum Commitment Amount. Each Lender's Term Loan under its Term Loan Commitment shall be evidenced by a Note in substantially the form of Annex II to the Second Amendment payable to the order of such Lender in a maximum principal amount equal to such Lender's Percentage of the Borrowing Base Deficiency Tranche. The Borrower hereby irrevocably authorizes each Lender to make (or cause to be made) appropriate notations on the grid attached to such Lender's Notes (or on any continuation of such grid) or on such Lender's records, which notations, if made, shall evidence, inter alia, the date of, the outstanding principal of, and the interest rate and Interest Period applicable to the Loans evidenced thereby. Such notations shall be presumptive evidence of the accuracy of such matters; provided, however, that the failure of any Lender to make any such notations shall not limit or otherwise affect any Obligations of the Borrower or any other Obligor.

         SECTION 7. Amendment of Section 3.1. Section 3.1 of the Credit Agreement is hereby amended by:





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                 (a)      amending clause (c) of such Section 3.1 by deleting
         the word "and" from the end of clause (c);

                 (b) amending clause (d) of such Section 3.1 by deleting the period from the end of clause (d), replacing the period with a semi-colon;

                 (c) adding the following new clauses (e) and (f) thereto immediately following clause (d) thereof:

                          "(e)    shall, in the case of the Borrowing Base
                 Deficiency Tranche,

                                  (i) on or prior to April 30, 1996 make a mandatory principal payment in the amount of $750,000;

                                  (ii)     make a mandatory principal payment
                          in the amount of $350,000 on April 30, 1996, and make eleven additional equal monthly mandatory principal payments in the amount of $350,000 on the first Business Day of each calendar month beginning May 1, 1996, each to be applied to reduce the outstanding principal amount of the Term Loan;

                                  (iii)    on April 1, 1997 make a mandatory
                          principal payment in an amount equal to the then outstanding amount of the Term Loan; and

                                  (iv)     on the thirtieth day of each
                          calendar month commencing with April 30, 1996 until the Term Loan shall have been paid in full, make a mandatory principal payment in an amount equal to 100% of the Borrower's Excess Cash Flow from Operations; and

                          (f) shall concurrently with any Disposition or any incurrence of Indebtedness from and after the date hereof (other than Indebtedness described in clause (f) or clause (k) of Section 7.2.2), make a mandatory principal payment equal to 100% of the proceeds from such Disposition or such Indebtedness or such higher amount as the Required Lenders shall require as a condition to a consent to any Disposition or incurrence of Indebtedness, provided that the Lenders





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
                 shall have no obligation to consent to any Disposition or incurrence of Indebtedness which is not otherwise permitted by the terms of this Agreement; and provided further that the foregoing shall not authorize the Borrower or any Obligor to make a Disposition or incur Indebtedness unless such Disposition and Indebtedness are otherwise permitted to be made pursuant to the terms of this Agreement.

         SECTION 8. Amendment of Section 3.2.1. Section 3.2.1 of the Credit Agreement is hereby amended by (i) deleting the period from the end of clause (c) and replacing said period with a semi-colon and (ii) adding the following proviso to Section 3.2.1 thereof after such semi-colon, as follows:

         "provided that the Term Loan shall accrue interest at the following rates per annum (i) for the period from and including the date the Term Loan is made to and including October 15, 1996, at a per annum rate equal to the sum of the Alternate Base Rate plus three percent (3%); and (ii) for the period commencing on (but excluding) October 15, 1996 to and including April 1, 1997, at a rate per annum equal to the sum of the Alternate Base Rate plus four percent (4%); provided however, that any principal amount of the Term Loan and the Revolving Loans which is due and payable and remains unpaid shall accrue interest at the rate set forth in Section 3.2.2."

         SECTION 9. Amendment to Section 3.2.2. Section 3.2.2 of the Credit Agreement is hereby amended in its entirety to read as follows:

                 SECTION 3.2.2. Post-Maturity Rates. After the date any principal amount of any Loan is due and payable and remains unpaid (whether on account of a mandatory payment provision, on the Stated Maturity Date, upon acceleration or otherwise), or after any other monetary Obligation of the Borrower shall have become due and payable and remains unpaid, the Borrower shall pay, but only to the extent permitted by law, interest (after as well as before judgment) on such amounts at a rate per annum equal to (i) in the case of the Term Loan or any portion thereof, the Alternate Base Rate plus the margin then applicable to the Term Loan as described in the proviso to Section
         3.2.1 plus 2%, and (ii) in the case of any other Loan or Obligation, the Alternate Base Rate plus the Applicable Margin for Base Rate Loans plus an additional margin of 2%.

         SECTION 10. Addition of Section 3.3.3. Section 3.3 of the Credit Agreement is hereby amended by adding thereto the following Section 3.3.3:





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                 "SECTION 3.3.3.   Second Amendment Fee. The Borrower further
         agrees to pay to the Agent for the account of each Lender a fee in the amount of one percent (1%) of the Borrowing Base Deficiency Tranche on the Second Amendment Closing Date.

         SECTION 11. Addition of Section 7.1.8, 7.1.9 and 7.1.10. The following Sections 7.1.8, 7.1.9 and 7.1.10 are hereby added to Article VII of the Credit Agreement immediately following Section 7.1.7:

                 SECTION 7.1.8. Additional Security Documents. Upon the request of the Agent and upon granting of any Lien to secure the John Hancock Notes, the Borrower shall deliver, and shall cause its Subsidiaries to deliver, to the Collateral Agent Mortgages with respect to Oil and Gas Properties of the Borrower or any of its Subsidiaries specified by the Agent (or covered by the Lien granted to secure the John Hancock Notes, as the case may be), together with such other documents, agreements and instruments (including UCC-1 financing statements) as the Agent (or, if different from the Agent, the Collateral Agent) shall request and which may be necessary or appropriate to place a first and prior Lien on such Oil and Gas Properties in favor of the Collateral Agent for the benefit of the Lenders and other Secured Parties and pari passu with liens granted to secure the John Hancock Notes, and the Borrower shall deliver or cause to be delivered such favorable opinions of counsel as the Agent or Collateral Agent may request, in each case from counsel satisfactory to the Agent and Co-Agent and in form and substance satisfactory to the Agent (and, if different from the Agent, the Collateral Agent) in its sole discretion.

                 SECTION 7.1.9. Report of Borrower's Cash Flow from Operations. On or before the thirtieth day of each calendar month commencing on April 30, 1996, the Borrower shall deliver to the Agent a report in form and substance satisfactory to the Agent setting forth calculation of the Borrower's Excess Cash Flow from Operations for the immediately preceding calendar month, certified by the highest financial officer of the Borrower as being true, complete and correct to the best of his knowledge after due inquiry as of such day.

                 SECTION 7.1.10. Environmental Questionnaires. On or before August 15, 1996, the Borrower shall execute and deliver to the Agent duly executed environmental questionnaires in substantially the form of Annex III.

         SECTION 12. Amendment of Section 7.2.2. Section 7.2.2 of the Credit Agreement is hereby amended by deleting clause (b)





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
thereof and renumbering all subsequent clauses. Section 7.2.2 of the Credit Agreement is further amended by deleting the words "or (k) " appearing in the proviso and placing the word "or" immediately before the reference to clause
(j) in such proviso.

         SECTION 13. Amendment of Section 7.2.4. Section 7.2.4 of the Credit Agreement is hereby amended as follows:

                 (i) clause (b) of Section 7.2.4 is hereby amended and restated in its entirety to read as follows:

                 "(b)     Its Interest Expense Coverage Ratio for each of the
                 Fiscal Quarters ending during the period commencing on January 1, 1996 through and including March 31, 1997 to be less than
                 2.65 to 1 as of the last day of such Fiscal Quarter; and, its Interest Expense Coverage Ratio for any Fiscal Quarter ending thereafter to be less than 3.50 to 1.0 as of the last day of such Fiscal Quarter"; and

                 (ii) clause (c) of Section 7.2.4 is hereby amended and restated in its entirety to read as follows:

                 "(c)     Its Current Ratio for each of the Fiscal Quarters
                 occurring during the period commencing on January 1, 1996 and ending on March 31, 1997 to be less than.50 to 1.0 as of the last day of such Fiscal Quarter; and its Current Ratio for any Fiscal Quarter ending thereafter to be less than 1.0 to 1.0 as of the last day of such Fiscal Quarter."

         SECTION 14. Amendment of Section 7.2.5. Section 7.2.5 of the Credit Agreement is hereby amended as set forth below:

                 (a) The word "and" is deleted from the final line of clause (g) thereof;

                 (b) The period ending clause (h) thereof is replaced by a semicolon and the word "and," and

                 (c) A new clause (i) is added thereto to read in its entirety as follows:

                          "(i)    with respect to any Oil and Gas Properties
                 and related assets acquired by the Borrower or any of its Subsidiaries pursuant to an Investment permitted above, at the request of the Agent the Borrower or such Subsidiary of the Borrower shall deliver to the Collateral Agent a duly executed Mortgage, in form and substance satisfactory to the Agent and the Collateral Agent,





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                 creating a Lien on all or part of the Oil and Gas Properties so acquired in favor of the Collateral Agent for the benefit of the Lenders and other Secured Parties, together with such opinions, agreements, certificates and other documents (including duly executed financing statements), as the Agent or Collateral Agent may request."

         SECTION 15. Amendment of Section 7.2.1. Section 7.2.7 of the Credit Agreement is hereby amended by adding the following proviso at the end of the first sentence thereof immediately prior to the final period:

         ; provided further however that the Borrower will not, and will not permit any of its Subsidiaries to, make any Capital Expenditures other than completion expenditures not to exceed $175,000 for the Gray 2-11 well operated by Louis Dreyfus Natural Gas Corporation and other than for development, including without limitation, development drilling, reworkings, plugging back, redrilling or similar development operations only on (i) proved producing properties existing as of April 15, 1996 or (ii) on proved undeveloped properties.

         SECTION 16. Amendment of Section 7.2.11. Clauses (c) and (d) of
Section 7.2.11 of the Credit Agreement are hereby amended in their entirety to read as follows:

                 "(c)     Subject to the proviso of the immediately following
         clause (d) hereof, the net book value of such assets, together with the net book value of all other assets sold, transferred, leased, contributed or conveyed otherwise than in the ordinary course of business by the Borrower or any of its Subsidiaries pursuant to this clause, does not exceed $2,000,000 in the aggregate since the Effective Date and such assets do not constitute Borrowing Base Properties or Mortgaged Properties and no Default exists immediately before or after giving effect to such sale or other disposition and as of the date of such sale or other disposition, no excess of the principal of Loans outstanding over the Commitment Amount exists or would result therefrom; or

                 (d) such sale, transfer, lease, contribution or conveyance is approved in writing by the Agent and the Required Lenders prior to the date thereof, provided, that, the Required Lenders and the Agent have the right to redetermine the Borrowing Base in accordance with their customary practices upon the sale, transfer, lease, contribution or conveyance of any Borrowing Base Property pursuant to Section 2.7 and, if applicable, prior to or concurrently with such sale, transfer, lease, contribution or conveyance the Borrower shall have made a payment in an amount equal to the higher of (x) the excess of the principal amount of Loans then outstanding over the Borrowing Base as in effect immediately following any redetermination thereof on account of such sale, transfer, lease, contribution or conveyance and (y) the gross proceeds of such Sale net of all reasonable and customary transaction costs."

         SECTION 17. Amendment of Section 7.2.12. Section 7.2.12 of the Credit Agreement is hereby amended by (a) inserting immediately after the words "Subordinated Debt" in the fifth line thereof the phrase "or the John Hancock Notes (including the John Hancock Note Agreement)" and (b) adding the following proviso to the end of such Section 7.2.12: "provided, however, that the Borrower may consent to the waivers of certain provisions of the John Hancock Note Agreement as described in Section 26 of the Second Amendment."

         SECTION 18. Amendment of Section 7.2.14. Section 7.2.14 of the Credit Agreement is hereby amended by adding the following sentence as the last sentence of such Section 7.2.14: "Notwithstanding the foregoing, none of the John Hancock Agreement, the John Hancock Notes, or any other document evidencing Indebtedness of a type permitted pursuant to clause (c) of Section
7.2.2 shall prohibit the creation of Liens on any property of the Borrower or its Subsidiaries in favor of the Collateral Agent for the benefit of the Lenders and other Secured Parties to secure the obligations of the Borrower or any other Obligor, unless such prohibition concerns the Borrower's creation of Liens in favor of the Collateral Agent which are not on at least a pari passu basis with any Liens on such property in favor of John Hancock as security for the John Hancock Notes and the John Hancock Note Agreement."

         SECTION 19. Amendment of Section 8.1.5. Section 8.1.5 of the Credit Agreement is hereby amended by (a) changing the final period thereof to a comma and (b) adding the following after the final word and immediately after such comma: "or any event of default (as defined in the John Hancock Note Agreement) shall occur or any event of default (as defined in each John Hancock
Note) shall occur or any event or condition shall exist which, with the passage of time or the giving of notice, or both, shall be sufficient to permit the holder of any John Hancock Note or any trustee or agent for such holder or holders to cause such Indebtedness to become due and payable prior to its expressed maturity."

         SECTION 20. Addition of Section 9.8. Article IX of the Credit Agreement is hereby amended by adding thereto the following Section 9.8:

                 SECTION 9.8 Collateral Agent. The provisions of Article IX and of Sections 10.3 and 10.4 shall also apply to the Collateral Agent with respect to all matters, actions and inactions pursuant to the Mortgages and relating to the Mortgaged Property. Each reference to the Agent in Article IX and in Sections 10.3 and 10.4 shall be deemed to include a reference to the Collateral Agent in its capacity as such and each reference to "CIBC" in Section 9.5 shall be deemed to include CIBC Inc. Each Lender hereby agrees that it shall cause each of its Affiliates which becomes a Swap Bank pursuant to any Hedging Agreement secured by the Mortgage to execute such agreements and documents as the Agent or Collateral Agent may reasonably request to evidence such Affiliate's agreement to the provisions of this Article IX and the Mortgages.

         SECTION 21.      Amendment of Section 10.l(d). Clause (d) of Section
10.1 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

                 (d) affect adversely the interests, rights or obligations of the Agent qua Agent or the Collateral Agent qua Collateral Agent shall be made without the consent of the Agent or Collateral Agent, as the case may be.

         SECTION 22. Amendment of Section 10.3. Section 10.3 of the Credit Agreement is hereby amended by (a) deleting the final word "and" of clause (a) thereof; (b) deleting the final period of clause (b) thereof and replacing such period with a comma followed by the word "and"; and (c) adding the following clause (c) thereto: "(c) the filing, recording, refiling or rerecording of any Mortgage and/or any Uniform Commercial Code financing statements relating thereto and all amendments, supplements and modifications to any thereof and any and all other documents or instruments of further assurance required to be filed or recorded or refiled or rerecorded by the terms hereof or of any Mortgage or of the Security Agreement."

         SECTION 23. Amendment of Disclosure Schedule. The Disclosure Schedule attached to the Credit Agreement is hereby amended by deleting therefrom Item 6.8 ("Existing Subsidiaries") and inserting in lieu thereof Item
6.8 as attached hereto.

         SECTION 24. Other Additional Amendments. CD Rate Loans shall no longer be available under the Credit Agreement, accordingly all references and provisions relating to CD Rate Loans contained in the Credit Agreement shall have no force and effect and shall not apply with respect to any period commencing after the date hereof insofar as those provisions relate to CD Rate Loans.

         SECTION 25. Representations and Warranties. To induce the Lenders, the Collateral Agent and the Agent to enter into this Amendment, the Borrower hereby reaffirms, as of the date hereof, its representations and warranties contained in Article VI of the

Credit Agreement (except to the extent such representations and warranties (i) relate solely to an earlier date, (ii) relate to properties and assets, including Oil and Gas Properties, any Obligor has sold, transferred, abandoned, released or otherwise disposed of from and after the Effective Date with the Lenders' consent or in the ordinary course of such Obligor's business or (iii) have been made inaccurate because of the merger of any Obligor into the Borrower) and additionally represents and warrants as follows:

                 (a) The execution, delivery and performance of this Amendment, the Term Notes, each of the Subject Mortgages (as hereinafter defined), the Security Agreement and the Financing Statements (as hereinafter defined) by the Borrower are within the Borrower's corporate powers, have been duly authorized by all necessary corporate action, have received all necessary governmental approval (if any shall be required), and do not and will not contravene or conflict with any contractual restriction (unless the Borrower has not received a binding waiver of such contractual restrictions, a copy of which waiver must be sent to the Agent), law or governmental regulation or court decree or order binding on the Borrower or the Organic Documents of the Borrower, or result in, or require the creation or imposition of, any Lien on any of the Borrower's properties, except for the Liens created pursuant to the Subject Mortgages, the Security Agreement and Financing Statements;

                 (b) This Amendment, the Term Notes, the Security Agreement, each of the Subject Mortgages, the Financing Statements and the Credit Agreement as amended by the Amendment are the legal, valid and binding obligations of the Borrower enforceable against the Borrower in accordance with their respective terms, subject in each case to the application of equitable principles and subject to the effect of bankruptcy, insolvency, reorganization, moratorium or other similar statutes, judicial decisions or rules of law affecting creditors' rights generally; and

                 (c) All authorizations, approvals, and other actions required by, notifications to and filings with, any governmental authority or regulatory body or other Person required for the Borrower's due execution, delivery or performance of this Agreement, the Notes, any of the Subject Mortgages, the Security Agreement or the Financing Statements have been obtained or made, as applicable.

         SECTION 26. Limited Waiver of Certain Defaults. Lenders hereby waive (i) the Event of Default that occurred under Section 8.1.5 of the Credit Agreement as a result of Borrower's default under Section 9.1(c) of the John Hancock Note Agreement by Borrower's exceeding its debt coverage under section 6.18, 7.1(g) and 7.1(h) of the John Hancock Note Agreement for the period ending April 1, 1997, (ii) the Event of Default resulting from the Eleven Million Dollars Borrowing Base Deficiency existing as of May 1, 1996, but only insofar as such deficiency on such date is concerned, (iii) the Event of Default resulting from noncompliance with clauses
(b) and (c) of Section 7.2.4 for the period ending on December 31, 1995, (iv) the Event of Default under Section 7.1.7 of the Credit Agreement resulting from Borrower's failure to deliver an environmental audit by March 1, 1995 (provided, however, Borrower shall execute and deliver to the Agent a duly executed environmental questionnaire in substantially the form of Annex III on or before August 15, 1996), and (v) the Event of Default resulting from Borrower's failure to deliver an annual audit report for Fiscal Year 1995 and Borrower's failure to deliver the compliance certificate described in Section 7.1.1(b) of the Credit Agreement with respect to Fiscal Year 1995, in each case within the time frames therein specified; provided, however, that the Lenders hereby waive (a) such noncompliance with Section 7.1.1(b) until the earlier of two (2) days after filing such annual report and such compliance certificate with the Securities and Exchange Commission or May 2, 1996 and (b) such noncompliance with Section 7.1.7 of the Credit Agreement until August 15, 1996. The foregoing notwithstanding, however, failure to deliver such annual audit report and such compliance certificate within two (2) days of filing the same with the Securities and Exchange Commission, but in no event later than May 2, 1996, and/or failure to deliver to the Agent a duly executed environmental questionnaire as described above on or before August 15, 1996 shall constitute an Event of Default under the Credit Agreement, as amended by the Second Amendment. Except as noted in the immediately preceding sentence of this
Section 26, nothing contained in this Amendment shall be deemed to be a waiver or abandonment of any rights or remedies available to the Lenders or the Agent under the Credit Agreement, applicable law or otherwise nor a waiver of any Default or Event of Default known or unknown, which may be currently existing or which may occur in the future. The Agent and Lenders specifically reserve all their rights and remedies including, without limitation, the right to declare all Loans and other Obligations immediately due and payable with respect to any Events of Default which have not been specifically waived herein.

         SECTION 27. Conditions Precedent; Effectiveness. The effectiveness of this Amendment is conditioned upon receipt by the Agent on or prior to April 30, 1996 of

                 (i) counterparts hereof duly executed and delivered by the Borrower and each of the Lenders;

                 (ii) the Term Notes for the account of Lenders duly executed and delivered by the Borrower;

                 (iii) counterparts of a Mortgage, Deed of Trust, Assignment, Security Agreement and Financing Statement in form and substance satisfactory to the Agent creating a Lien upon all Oil and Gas Properties of the Borrower in each of Kansas, Texas, Oklahoma and Arkansas (herein sometimes called the "Subject Mortgages") and of the Security Agreement, each in form and substance satisfactory to the Agent and each duly executed by the Borrower, together with duly executed UCC-1 financing statements (the "Financing Statements") evidencing Liens on substantially all personal property of the Borrower and any other collateral documents required or desirable to create a first priority perfected Lien (subject to the Permitted Liens, as defined in the Security Agreement) in favor of the Secured Parties on substantially all the Assets of the Borrower (provided that such Liens may be pari passu with the liens securing the John Hancock Notes,) in each case in form and substance satisfactory to the Agent in its sole discretion, together with evidence of the completion (or satisfactory arrangements for the completion) of all recordings and filings of the Mortgages, the Security Agreement and the Financing Statements as may be necessary or, in the reasonable opinion of the Agent and Collateral Agent, desirable effectively to create a valid, perfected first priority Lien (subject to the Permitted Liens, as defined in the Security Agreement) against the properties purported to be covered thereby (provided that such Liens may be pari passu with the liens securing the John Hancock Notes); provided further that it is understood that the property and Assets covered by the Liens in this clause (iii) have a fair market value in the aggregate of such property and Assets not in excess of $1,000,000;

                 (iv) an opinion of McAfee & Taft as counsel to the Borrower in form and substance satisfactory to the Agent;

                 (v) an opinion from local counsel in each state where a Subject Mortgage or the Security Agreement is to be filed, in form and substance satisfactory to the Agent;

                 (vi) a duly executed consent of John Hancock Mutual Life Insurance Company in form and substance satisfactory to the Agent to the Liens on the real and personal property of the Borrower and its Subsidiaries described in the Mortgages, the Security Agreement and the Financing Statements in favor of the Collateral Agent for the benefit of the Secured Parties and to all future such Liens as may be required pursuant to the terms of the Credit Agreement as amended hereby, and to all other transactions set forth herein, together with copies of all Liens granted to secure the John Hancock Notes which

         Liens shall be in form and substance satisfactory to the Agent, and an intercreditor agreement in form and substance satisfactory to the Agent duly executed and delivered by the owner and holder of the John Hancock Notes;

                 (vii) a waiver in form and substance satisfactory to the Agent duly executed by John Hancock Life Insurance Company of all defaults and events of default under the John Hancock Notes or the John Hancock Note Agreement;

                 (viii) a certificate of a Secretary or Assistant Secretary of the Borrower in form and substance satisfactory to the Agent (A) as to the resolutions of its Board of Directors then in full force and effect authorizing the execution, delivery and performance of this Amendment and the Subject Mortgages (B) as to its Articles of Incorporation and By-laws, (C) as to the incumbency and signatures of those of its officers authorized to act with respect to this Amendment and the Subject Mortgages; and (D) that the Subject Mortgages, the Security Agreement and the Financing Statements describe all the Assets of the Borrower other than Assets having a fair market value in the aggregate of all such Assets not in excess of $1,000,000;

                 (ix) payment of the fee described in Section 10 of the Second Amendment and of all reimbursable costs and expenses of the Lenders and the Agents including legal fees and charges billed prior to April 30, 1996;

                 (x) all consents and approvals required for the granting of the Liens covered by the Loan Documents and to the execution and delivery of the Second Amendment, if any;

                 (xi) such other documents and certificates, if any, as the Agent shall reasonably require; and

                 (xii) all conditions to a Borrowing shall have been satisfied as of the date of the effectiveness of this Amendment.

         SECTION 28. Effect of Amendment. This Amendment shall be deemed to be an amendment to the Credit Agreement, and the Credit Agreement, as amended hereby, is hereby ratified, approved and confirmed in each and every respect. All references to the Credit Agreement in any other document, instrument, agreement or writing shall hereafter be deemed to refer to the Credit Agreement as amended hereby.

         SECTION 29. Choice of Law; Severability. THIS AMENDMENT SHALL BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF

THE STATE OF NEW YORK. Whenever possible each provision of this Amendment shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Amendment shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Amendment.

         SECTION 30. Counterpart Execution. This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument, and any party hereto may execute this Amendment by signing one or more counterparts.

         SECTION 31 Binding Effect. This Amendment shall be binding upon the Borrower, the Lenders, the Collateral Agent and the Agent and their respective successors and assigns, and shall inure to the benefit of the Borrower, the Lenders and the Agent and the successors and assigns of the Lenders and the Agent.

         SECTION 32. Entire Agreement. This Amendment, together with the Credit Agreement and the other Loan Documents, constitutes the entire understanding among the parties hereto with respect to the subject matter hereof and supersedes any prior agreements, written or oral, with respect thereto.

         THIS WRITTEN AMENDMENT TOGETHER WITH THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS REPRESENTS THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT AGREEMENTS OF THE PARTIES.

         THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.

        IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized as of the day and year first above written, to be effective as of such date.


                                        ALEXANDER ENERGY CORPORATION

                                        By: /s/ DAVID E. GROSE
                                            -----------------------------
                                            David E. Grose
                                            Title: Chief Financial Officer
                                                   and Vice President


                                        CANADIAN IMPERIAL BANK OF COMMERCE,
                                        acting through its New York Agency,
                                        as Agent

                                        By: /s/ MARYBETH ROSS
                                            -------------------------------
                                            Title: AUTHORIZED SIGNATURE


                                        LENDER:

                                        CIBC INC.

                                        By: /s/ MARYBETH ROSS
                                            -------------------------------
                                            Title: AUTHORIZED SIGNATURE


                                        COLLATERAL AGENT:

                                        CIBC INC., as Collateral Agent

                                        By: /s/ MARYBETH ROSS
                                            -------------------------------
                                            Title: AUTHORIZED SIGNATURE

Schedule I - Existing Subsidiaries
Annex I - EGOLF Sale Property Description
Annex II - Form of Term Note
Annex III - Environmental Questionnaire

                                   SCHEDULE I

Item 6.8 (Subsidiaries)


                                                State of
                                             Incorporation       Ownership          Business
       Name                                 or Organization          %             Description
       ----                                 ---------------      ---------         -----------
                                                 Corporations
                                                 ------------
1. Boomer Marketing Organization            Oklahoma                100            marketing of oil and
                                                                                   gas production

                                                 Partnerships
                                                 ------------
1. AEJH 1985 Limited Partnership            Delaware             Borrower is the   oil and gas exploration
                                                                 General Partner   and development
2. AEJH 1987 Limited Partnership            Delaware             Borrower is the   oil and gas exploration
                                                                 General Partner   and development
4. AEJH 1989 Limited Partnership            Delaware             Borrower is the   oil and gas exploration
                                                                 General Partner   and development


                                  EXHIBIT "A"

  Well                        Location                                   County          State      Operator
  ----                        --------                                   ------          -----      --------
Abel 29-1                     13N-5W:W/2 SW 29                           Canadian         OK        AEC
Abel 29-2                     13N-5W:E/2 SW 29                           Canadian         OK        AEC
Allison 35-1                  12N-20W: 35                                Custer           OK        Apache
Allman 10-1                   20N-15W: 10                                Major            OK        Comanche
Ann 1-8                       17N-7W: 6                                  Kingfisher       OK        Simcoe
Annis 19-1                    12N-8W: 19                                 Canadian         OK        Milmac
Ashley 24-1                   9N-2E: W/2 SW 24                           Pottawatomie     OK        Leigh
Barbara 1                     17N-7W:6                                   Kingfisher       OK        Simcoe
Barham 1-32                   11N-21W: 32                                Beckham          OK        AEC
Barr 35-2                     18N-7W: 35                                 Kingfisher       OK        Simcoe
Baustert 31-1                 14N-7W: SW 31                              Canadian         OK        AEC
Bill 24-1                     12N-19W: 24                                Custer           OK        Anson
Binger Unit, East             10N-10W:19-21,28-30,33,34,10N-11W:24-25    Caddo            OK        Phillips Petr
Blodgett 28-2                 5S-2W: SE 28                               Carter           OK        Proven Reserves Mgmt
Boeckman 34-1                 17N-7W: SW 34                              Kingfisher       OK        AEC
Boeckman, Emil                17N-7W: S/2 SW 22                          Kingfisher       OK        AEC
Boelte 2-1                    12N-6W: SE SW2                             Canadian         OK        AEC
Bollinger 1-16                11N-8W: 16                                 Canadian         OK        Mack Energy
Bollinger 31-1                11N-7W: E/2 31                             Canadian         OK        Kerr-McGee
Bollman 30-1                  15N-7W: SW 30                              Kingfisher       OK        Ramco
Bomhoff 20-1                  12N-7W: 20                                 Canadian         OK        Kerr McGee
Bomhoff 20-2                  12N-7W: 20                                 Canadian         OK        Santa Fe
Bomhoff 20-3                  12N-7W: 20                                 Canadian         OK        Santa Fe
Bomhoff 20-4                  12N-7W: 20                                 Canadian         OK        AEC
Borden 33-1                   18N-16W: 33                                Dewey            OK        Cimarron
Bradshaw 33-1                 16S-13W: N/2 33                            Barton           KS        Nuss Oil
Bradshaw 33-2                 16S-13W: N/2 33                            Barton           KS        Tomlinson, S
Breath 13-1                   1S-3W: NW SW 13                            Carter           OK        AEC
Brindley 20-1                 11N-5W: W/2 SW 20                          Canadian         OK        AEC
Brindley 29-1                 11N-5W: N/2 NW 29                          Canadian         OK        AEC
Briscoe 1-29                  13N-10W: 29                                Canadian         OK        An-Son
Brooks 7-1                    28N-22W: S/2 7                             Harper           OK        Elder/Vaughn
Bules, Marvin 36-1            26N-6W: S/2 NE/4 36                        Grant            OK        Golf, DC
Burmeier 22-1                 12N-7W: 22                                 Canadian         OK        Kerr McGee
Burmeier 22-2                 12N-7W: 22                                 Canadian         OK        Santa Fe
Carr 13-1                     1S-3W: NE SW 13                            Carter           OK        Dreyfus
Cary 10-2                     11N-5W: NE SE 10                           Canadian         OK        AEC
Cary 3-1                      11N-5W: N/2 SE 3                           Canadian         OK        AEC
Cary 3-2                      11N-5W: N/2 SW 3                           Canadian         OK        AEC
Cary 3-6                      11N-5W: S/2 SE 3                           Canadian         OK        AEC
Case 12-1                     21N-15W: W/2 NW & NE NW 12                 Major            OK        Clifton
Cashion B 11-1                12N-3W: SW 11                              Oklahoma         OK        PetroCorp
Catron 13-1                   15N-6W: S/2 NW 13                          Kingfisher       OK        AEC



   Well                     GWI              Oil WI NRI        Gas WI NRI        OK ORI NRI       Gas ORI NRI   Reversion
   ----                     ---              ----------        ----------        ----------       -----------   ---------
Abel 29-1                   0.81050000       0.58853593        0.58853593        0.02635310        0.02635310        No
Abel 29-2                   0.58182530       0.44369550        0.44369550        0.00438980        0.00438980        No
Allison 35-1                0.00292772       0.00232180        0.00232180                                            No
Allman 10-1                 0.03008000       0.02256000        0.02258000                                            No
Ann 1-8                     0.24375000       0.19500000        0.19500000                                            No
Annis 19-1                  0.02955564       0.02283230        0.02283230                                            No
Ashley 24-1                 0.05200000       0.03937500        0.03937500                                            No
Barbara 1                   0.11250000       0.09000000        0.09000000                                           Yes
Barham 1-32                 0.21741381       0.16115968        0.16115966                                           Yes
Barr 35-2                   0.26500000       0.21200000        0.21200000                                            No
Baustert 31-1               0.78387980       0.50757100        0.50757100        0.02000000        0.02000000       Yes
Bill 24-1                   0.05000000       0.03912500        0.03912500                                            No
Binger Unit, East           0.00079050       0.00058522        0.00057199                                            No
Blodgett 28-2               0.00509018       0.00409305        0.00409305                                            No
Boeckman 34-1               0.38145730       0.32185540        0.32185565                                            No
Boeckman, Emil              1.00000000       0.87500000        0.87500000                                            No
Boelte 2-1                  0.93555558       0.80084550        0.80084550                                            No
Bollinger 1-16              0.15929472       0.13900020        0.13900020                                            No
Bollinger 31-1              0.03135500       0.02400599        0.02400599                                            No
Bollman 30-1                0.09329800       0.08163600        0.08163600                                            No
Bomhoff 20-1                0.19432495       0.15190081        0.15190081                                            No
Bomhoff 20-2                0.14307496       0.11407920        0.11407920        0.00001810        0.00001810        No
Bomhoff 20-3                0.13145025       0.10554900        0.10554900                                            No
Bomhoff 20-4                0.70685523       0.54872650        0.54872650                                            No
Borden 33-1                 0.02471400       0.01853500        0.01853500        0.00146480        0.00146480        No
Bradshaw 33-1                                                                    0.00022310        0.00022310        No
Bradshaw 33-2               0.00356891       0.00312280        0.00312280                                            No
Breath 13-1                 0.78354140       0.61546700        0.61546700                                            No
Brindley 20-1               0.73133330       0.51544885        0.51544885        0.04400130        0.04400130        No
Brindley 29-1               0.76062500       0.52875000        0.52875000        0.04436290        0.04436290        No
Briscoe 1-29                0.23131660       0.18515030        0.18515030                                           Yes
Brooks 7-1                  0.09356800       0.08187200        0.08187200                                            No
Bules, Marvin 36-1          0.10000000       0.07967700                                                              No
Burmeier 22-1               0.06260000       0.05078120        0.05078120                                            No
Burmeier 22-2                                                                    0.01562500        0.01562500       Yes
Carr 13-1                   0.48091706       0.37993860        0.37993860                                            No
Cary 10-2                   0.23500000       0.19093745        0.19093745                                            No
Cary 3-1                    0.40062500       0.30098070        0.30098070        0.02249140        0.02249140        No
Cary 3-2                    0.27000000       0.20550000        0.20250000                                            No
Cary 3-6                    0.48750000       0.36562500        0.36562500        0.00230000        0.00230000        No
Case 12-1                   0.03125000       0.02583500        0.02563500                                            No
Cashion B 11-1              0.00624862       0.00506463        0.00506463                                           Yes
Catron 13-1                 0.91500000       0.70755353        0.70755343        0.00008298        0.00008298        No

<Caption
Well                    APO GWI    APO Oil NRI   APO Gas NRI  APO Oil ORI  APO Gas ORI  APO-NC GWI  APO-NC Oil NRI  APO-NC Gas NRI
- ----                  ----------   -----------   -----------  -----------  -----------  ----------  --------------  --------------
Abel 29-1
Abel 29-2
Allison 35-1
Allman 10-1
Ann 1-8
Annis 19-1
Ashley 24-1
Barbara 1
Barham 1-32           0.10824500    0.08265372    0.08265372                            0.14869570    0.11030822       0.11030822
Barr 35-2
Baustert 31-1         0.48992488    0.38431195    0.38431195   0.01250001   0.01250001
Bill 24-1
Binger Unit, East
Blodgett 28-2
Boeckman 34-1
Boeckman, Emil
Boelte 2-1
Bollinger 1-16
Bollinger 31-1
Bollman 30-1
Bomhoff 20-1
Bomhoff 20-2
Bomhoff 20-3
Bomhoff 20-4
Borden 33-1
Bradshaw 33-1
Bradshaw 33-2
Breath 13-1
Brindley 20-1
Brindley 29-1
Briscoe 1-29          0.23131660    0.18515030    0.18515030                            0.18750000    0.15000000        0.15000000
Brooks 7-1
Bules, Marvin 36-1
Burmeier 22-1
Burmeier 22-2         0.06260000    0.05070000    0.05070000   0.03125000   0.03125000
Carr 13-1
Cary 10-2
Cary 3-1
Cary 3-2
Cary 3-6
Case 12-1
Cashion B 11-1        0.00624862    0.00506463    0.00506463                            0.00587730    0.00477535        0.00477535
Catron 13-1



   Well               APO-NC Oil ORI  APO-NC Gas ORI      Remarks
   ----               --------------  --------------   -------------
Abel 29-1
Abel 29-2
Allison 35-1
Allman 10-1
Ann 1-8
Annis 19-1
Ashley 24-1
Barbara 1
Barham 1-32
Barr 35-2
Baustert 31-1
Bill 24-1
Binger Unit, East
Blodgett 28-2
Boeckman 34-1
Boeckman, Emil
Boelte 2-1
Bollinger 1-16
Bollinger 31-1
Bollman 30-1
Bomhoff 20-1
Bomhoff 20-2
Bomhoff 20-3
Bomhoff 20-4
Borden 33-1
Bradshaw 33-1
Bradshaw 33-2
Breath 13-1
Brindley 20-1
Brindley 29-1
Briscoe 1-29
Brooks 7-1
Bules, Marvin 36-1
Burmeier 22-1
Burmeier 22-2
Carr 13-1
Cary 10-2
Cary 3-1
Cary 3-2
Cary 3-6
Case 12-1
Cashion B 11-1
Catron 13-1

          Well                 Location              County    State           Operator
          ----                 --------              ------    -----           --------
Celsor 10-1                8N-20W:10               Washita      OK        Samson Res
Celsor 10-2                8N-20W:10               Washita      OK        Samson Res
Cimarron                   17N-6W:23               Kingfisher   OK        Simcoe
Clinton 31-13              12N-16W:31              Custer       OK        SMR Prop.
Clouse 5-2                 12N-7W:5                Canadian     OK        AEC
Clouse 5-3                 12N-7W:5                Canadian     OK        AEC
Coop 32-A                  25N-21W:32              Harper       OK        Samson Res
Cooper 32-A                25N-21W:32              Harper       OK        Ricks Explo
Cude 28-1                  5S-2W:NW 28             Carter       OK        Dreyfus,L
Daniel 23-1                7S-5E:23                Marshall     OK        Marshall Oil Corp.
Deathridge 16-1            13N-7W:16               Canadian     OK        Mack Energy
Deathridge 16-2 aka 16-1   13N-7W:16               Canadian     OK        Mack Energy
Dona 1                     18N-7W:35               Kingfisher   OK        Simcoe
Dow 24-1                   20N-15W:E/2 SE 24       Major        OK        AEC
Drake 4-1                  18N-20W:4               Dewey        OK        Warren Corp
Dudley 27-1                5S-2W:SE 27             Carter       OK        Dreyfus,L
Dugger 18-1                13N-20W:18              Custer       OK        Anadarko
Dunn 11-1                  6N-7W:11                Grady        OK        Kaiser-Francis Oil C
Elmenhorst 33-1            12N-7W:33               Canadian     OK        AEC
Elmenhorst 34-1            12N-8W:34               Canadian     OK        Kerr-McGee
England 22-1               13N-8W:22               Canadian     OK        SMR
Erwin 2-1                  7N-8W:2                 Grady        OK        Kaiser-Francis Oil C
Essary 13-1                12N-7W:13               Canadian     OK        AEC
Evans 18-1                 12N-6W:18               Canadian     OK        AEC
Evans 18-2                 12N-6W:18               Canadian     OK        AEC
Forman 20-1                11N-5W:E/2 SW 20        Canadian     OK        AEC
Franklin 13-1              1S-3W:SE SW 13          Carter       OK        AEC
Gamble 1-3                 11N-6W:NW 3             Canadian     OK        AEC
Gore 10-1                  16N-18W:10              Dewey        OK        Gore, Gail B.
Groenwald 18-1             18N-8W:W/2 NW 18        Kingfisher   OK        AEC
Hall 29-3                  21N-10W:29              Major        OK        Champlin
Harris 19-1                1S-5W:W/2 SW 19         Stephens     OK        AEC
Harris 30-2                1S-5W:W/2 NW 30         Stephens     OK        AEC
Hayter 31-1                10N-8W:31               Grady        OK        Apache
Hendricks 20-1             11N-6W:20               Canadian     OK        Universal
Hinton 28-2                12N-6W:28               Canadian     OK        AEC
Hinton 28-3                12N-6W:28               Canadian     OK        Crabtree, J
Hixon A1                   19N-21W:30              Ellis        OK        OXY USA
Hobbs, Rodney Unit         17N-7W:N/2 SW 22        Kingfisher   OK        AEC
Hoisington 30-1            21N-9W:E/2 SW 30        Major        OK        AEC
Holder 14-4                18N-16W: E/2 NE 14      Dewey        OK        AEC
Horne 9-1                  12N-6W:9                Canadian     OK        Continental
Hostutler 35-1             18N-14W:S/2 NE 35       Dewey        OK        Universal


        Well                        GWI             Oil WI NRI      Gas WI  NRI      Oil ORI NRI   Gas ORI NRI   Reversion
        ----                        ---             ----------      -----------      -----------   -----------   ---------
Celsor 10-1                        0.02499140       0.01988388       0.01988388                                      No
Celsor 10-2                        0.03792670       0.03008540       0.03008540                                      Yes
Cimarron                           0.20000000       0.16000000       0.16000000                                      No
Clinton 31-13                      0.24698789       0.19525184       0.19525184                                      Yes
Clouse 5-2                         0.94109170       0.72698041       0.72701771       0.00027420    0.00027420       No
Clouse 5-3                         0.94109160       0.74084151       0.74084151       0.00027420    0.00027420       No
Coop 32-A                                                                             0.00939385    0.00939385       No
Cooper 32-A                                                                           0.00058470    0.00058470       No
Cude 28-1                          0.00352290       0.00275414       0.00275414                                      No
Daniel 23-1                        0.08854200       0.07747390       0.07747390                                      No
Deathridge 16-1                    0.00280710       0.00245620       0.00245620                                      No
Deathridge 16-2 aka 16-1           0.00280710       0.00245620       0.00245620                                      No
Dona 1                             0.01000000       0.00800000       0.00800000                                      No
Dow 24-1                           0.64833000       0.49574750       0.49574750       0.07595320    0.07595320       No
Drake 4-1                          0.02481860       0.02065296       0.01958960                                      No
Dudley 27-1                        0.01839838       0.01496780       0.01496780                                      No
Dugger 18-1                        0.01552900                        0.01149150                                      Yes
Dunn 11-1                                                                                                            No
Elmenhorst 33-1                    0.64307752       0.48857270       0.48857270                                      Yes
Elmenhorst 34-1                    0.01234620       0.00949640       0.00949640                                      No
England 22-1                                                                          0.00002360    0.00002360       No
Erwin 2-1                                                                                                            No
Essary 13-1                        0.68461466       0.54288106       0.54288106                                      Yes
Evans 18-1                         0.48365509       0.36265269       0.36265269                                      Yes
Evans 18-2                         0.29655157       0.22235930       0.22235930                                      Yes
Forman 20-1                        0.80209710       0.56143190       0.56143190       0.02784790    0.02784790       No
Franklin 13-1                      0.36143536       0.28233900       0.28233900                                      Yes
Gamble 1-3                         0.56790741       0.42593055       0.42593060       0.06250000    0.06250000       Yes
Gore 10-1                          0.00141386       0.00105690       0.00105690                                      No
Groenwald 18-1                     0.38291665       0.30750495       0.30750495       0.00087785    0.00087785       No
Hall 29-3                          0.02625000       0.02201980       0.02201980                                      No
Harris 19-1                        0.14830920       0.11586660       0.11586660                                      No
Harris 30-2                        0.05909431       0.04616742       0.04616742                                      No
Hayter 31-1                        0.01190200       0.01041400       0.01041400                                      No
Hendricks 20-1                     0.10575000       0.08142760       0.08142760                                      No
Hinton 28-2                        0.91884177       0.70469926       0.70469926       0.00011854    0.00011854       Yes
Hinton 28-3                        0.44361329       0.38803950       0.38803950                                      No
Hixon A1                           0.00068500       0.00059900       0.00059900                                      No
Hobbs, Rodney Unit                 1.00000000       0.85937500                                                       No
Hoisington 30-1                    0.48972715       0.37873460       0.37873460       0.00586500    0.00586500       No
Holder 14-4                        0.39580000       0.29680000       0.29680000                                      Yes
Horne 9-1                          0.12183800       0.10661000       0.10661000                                      No
Hostutler 35-1                     0.02272780       0.01818230       0.01818230                                      No

   Well                   APO GWI       APO Oil NRI       APO Gas NRI       APO Oil ORI       APO Gas ORI
   ----                  ---------     -------------     -------------     -------------     -------------
Celsor 10-1
Celsor 10-2              0.03768520    0.02997890         0.02997890
Cimarron
Clinton 31-13            0.24129407    0.19147800         0.19147800
Clouse 5-2
Clouse 5-3
Coop 32-A
Cooper 32-A
Cude 28-1
Daniel 23-1
Deathridge 16-1
Deathridge 16-2 aka 16-1
Dona 1
Dow 24-1
Drake 4-1
Dudley 27-1
Dugger 18-1              0.00772940                       0.00586130
Dunn 11-1
Elmenhorst 33-1          0.60623773     0.47549421        0.47549421
Elmenhorst 34-1
England 22-1
Erwin 2-1
Essary 13-1
Evans 18-1
Evans 18-2               0.22241368     0.19626625        0.19626625
Forman 20-1
Franklin 13-1            0.36143536     0.28233900        0.28233900
Gamble 1-3               0.67593056     0.54919357        0.54919357
Gore 10-1
Groenwald 18-1
Hall 29-3
Harris 19-1
Harris 30-2
Hayter 31-1
Hendricks 20-1
Hinton 28-2              0.72115382     0.63056628        0.63056628       0.00011854        0.00011854
Hinton 28-3
Hixon A1
Hobbs. Rodney Unit
Hoisington 30-1
Holder 14-4              0.34632500     0.26542350        0.26542350
Home 9-1
Hostutler 35-1



    Well                 APO-NC GWI     APO-NC Oil NRI    APO-NC Gas NRI    APO-NC Oil ORI    APO-NC Gas ORI    Remarks
    ----                 ----------     --------------    --------------    --------------    --------------    -------
Celsor 10-1
Celsor 10-2              0.03470160     0.02760920        0.02760920
Cimarron
Clinton 31-13            0.24063354     0.19094133        0.19094133
Clouse 5-2
Clouse 5-3
Coop 32-A
Cooper 32-A
Cude 28-1
Daniel 23-1
Deathridge 16-1
Deathridge 16-2 aka 16-1
Dona 1
Dow 24-1
Drake 4-1
Dudley 27-1
Dugger 18-1              0.01164670                        0.00861860
Dunn 11-1
Elmenhorst 33-1
Elmenhorst 34-1
England 22-1
Erwin 2-1
Essary 13-1
Evans 18-1
Evans 18-2
Forman 20-1
Franklin 13-1            0.31678496       0.24746213       0.24746213
Gamble 1-3
Gore 10-1
Groenwald 18-1
Hall 29-3
Harris 19-1
Harris 30-2
Hayter 31-1
Hendricks 20-1
Hinton 28-2              0.45280893        0.39595272       0.39595272    0.00011854        0.00011854
Hinton 28-3
Hixon A1
Hobbs. Rodney Unit
Hoisington 30-1
Holder 14-4
Home 9-1
Hostutler 35-1

    Well                             Location                       County         State        Operator             GWI
- ---------------------------------------------------------------------------------------------------------------------------
House 20-1                11N-10W:20                               Canadian          OK       Vintage            0.00328211
Howerton 32-1             20N-12W:32                               Major/Blaine      OK       AEC                0.91062500
Hrdy 23-1                 13N-7W:23                                Canadian          OK       Mack               0.00108000
Hunt 13-1                 13N-7W:NW 13                             Canadian          OK       Mack
Hunt 32-2                 13N-7W:32                                Canadian          OK       AEC                0.88170310
Hurst 28-1                12N-6W:28                                Canadian          OK       Crabtree, J        0.43798830
Hurst 28-2                12N-6W:28                                Canadian          OK       Crabtree, J        0.53017579
I.R.C. 14-1               21N-15W:NW 14                            Major             OK       Courtney, W        0.50000000
Inselman A-1              16N-23W:3                                Ellis             OK       Kaiser-Francis     0.10613600
Jacobs 18-1               14N-6W:SW 18                             Canadian          OK       AEC                0.89893958
Janet 25-1                17N-6W:25                                Kingfisher        OK       Simcoe             0.11000000
Jarvis 10-1               10N-23W:10                               Beckham           OK       Samson             0.01025400
Jean Marie 1              18N-7W:35                                Kingfisher        OK       Simcoe             0.26500000
Jennings 4-1              8N-10W:4                                 Caddo             OK       Hall               0.00249960
Jensen 28-1               12N-7W:28                                Canadian          OK       AEC                0.73117504
Jensen 28-2               12N-7W:28                                Canadian          OK       AEC                0.45116293
Jensen 28-4               12N-7W:28                                Canadian          OK       AEC                0.35440978
Jones, Fred 35-1          12N-5W:S/2 SE 35                         Canadian          OK       AEC                0.37875000
Juanita 1                 18N-7W:18                                Kingfisher        OK       Simcoe             0.05000000
Keith 34-1                5S-2W:W/2 NE 34                          Carter            OK       Dreyfus, Louis     0.03133334
Kenny 4A                  15N-20W:15                               Custer            OK       Sonat
Kent-5-4                  11N-22W:5                                Beckham           OK       Meridian Res.      0.00513300
Kilhoffer 21-1            10N-20W:21, E/2 20, SE 17, S/2 16        Washita           OK       Meridian
Kincaid 22-1              15N-17W:22                               Custer            OK       Ward               0.00102728
Kitty 1-14                17N-6W:14                                Kingfisher        OK       Simcoe             0.03125000
Kortemeir 9-1             12N-6W:9                                 Canadian          OK       Continential       0.12183770
Kouba 24-1                12N-6W:E/2 SE 24                         Canadian          OK       AEC                0.59237500
Kouba 24-2                12N-6W:W/2 SE 24                         Canadian          OK       AEC                0.56612500
Kruger, N.J. 15-2         13N-6W:15                                Canadian          OK       Dreyfus, L         0.02693719
Kunneman 30-1             14N-7W:NE 30                             Canadian          OK       Summit             0.05060470
LaBahn 13-1               12N-7W:13                                Canadian          OK       OTC                0.30599220
Lanman 12-1               13N-8W:12                                Canadian          OK       AEC                0.64285341
Lanman 12-2               13N-8W:12                                Canadian          OK       Santa Fe Min
Lanman 12-3               13N-8W:12                                Canadian          OK       AEC                0.79574240
Lanman 12-4               13N-8W:12                                Canadian          OK       Santa Fe M
Laub 21-1                 13N-8W:21                                Canadian          OK       Unit
Lawler 1                  16N-8W:8                                 Kingfisher        OK       Simcoe             0.06250000
Lester 29-1               8N-5W:29                                 Grady             OK       Apache             0.01817700
Letha 4-3                 18N-3W:SW NW 4                           Logan             OK       AEC                0.93750000
Leuszler 32-1             13N-5W:E/2 NW 32                         Canadian          OK       AEC                0.53550000
Levan Estate 31-1         12N-8W:31                                Canadian          OK       AEC                1.00000000
Linda 19-1                20N-1W:NW 19                             Noble             OK       Leigh              0.05950000
Lisa                      17N-7W:5                                 Kingfisher        OK       Simcoe             0.13125000

    Well                  Oil WI NRI        Gas WI NRI        Oil ORI NRI       Gas ORI NRI       Reversion
- -----------------------------------------------------------------------------------------------------------
House 20-1                0.00246159        0.00246159                                                No
Howerton 32-1             0.74156270        0.74156270        0.02675840        0.02675840            No
Hrdy 23-1                 0.00094502        0.00094502                                                No
Hunt 13-1                                                     0.00005070        0.00010140            No
Hunt 32-2                 0.67537310        0.67537310        0.00018800        0.00018800            No
Hurst 28-1                0.38311770        0.38311770                                                No
Hurst 28-2                0.41142090        0.41142090                                                No
I.R.C. 14-1               0.03812500        0.03812500                                                No
Inselman A-1              0.08286900        0.09288900                                                No
Jacobs 18-1               0.69665439        0.69665439                                               Yes
Janet 25-1                0.08800000        0.08800000                                                No
Jarvis 10-1               0.00738300        0.00738300                                                No
Jean Marie 1              0.21200000        0.21200000                                                No
Jennings 4-1              0.00194201        0.00194201                                                No
Jensen 28-1               0.58920010        0.58920010                                               Yes
Jensen 28-2               0.33769460        0.33769460        0.03785400        0.03785400           Yes
Jensen 28-4               0.26247971        0.29247971        0.03785400        0.03785400           Yes
Jones, Fred 35-1          0.29542500        0.29542500                                                No
Juanita 1                 0.03750000        0.03750000                                                No
Keith 34-1                0.02406300        0.02406300                                                No
Kenny 4A                                                                                             Yes
Kent-5-4                  0.00449200        0.00449200                                                No
Kilhoffer 21-1                                                                                       Yes
Kincaid 22-1              0.00079354        0.00079354                                                No
Kitty 1-14                0.02343750        0.02343750                                                No
Kortemeir 9-1             0.10661000        0.10661000                                                No
Kouba 24-1                0.48130369        0.48130369                                                No
Kouba 24-2                0.45997850        0.45997650                                                No
Kruger, N.J. 15-2         0.02154975        0.02154975                                                No
Kunneman 30-1             0.03795350        0.03795350                                               Yes
LaBahn 13-1               0.22949415        0.22949415                                               Yes
Lanman 12-1               0.50903709        0.50903709        0.00026040        0.00026040            No
Lanman 12-2                                                   0.00026041        0.00026041            No
Lanman 12-3               0.62016539        0.62016539        0.00026041        0.00026041            No
Lanman 12-4                                                   0.00026040        0.00026040            No
Laub 21-1                                                     0.00012920        0.00012920            No
Lawler 1                  0.04687500        0.04687500                                                No
Lester 29-1               0.01476900        0.01476900                                                No
Letha 4-3                 0.76699220        0.76699220        0.05687500        0.05687500            No
Leuszler 32-1             0.41875480        0.41875480                                                No
Levan Estate 31-1         0.78130479        0.78130479                                                No
Linda 19-1                0.04760000        0.04760000                                                No
Lisa                      0.10368750        0.10368750                                                No

   Well               APO GWI      APO Oil NRI    APO Gas NRI    APO Oil ORI    APO Gas ORI
   ----              --------      -----------    -----------    -----------    -----------
House 20-1
Howerton 32-1
Hrdy 23-1
Hunt 13-1
Hunt 32-2
Hurst 28-1
Hurst 28-2
I.R.C. 14-1
Inselman A-1
Jacobs 18-1         0.89893958      0.69665439     0.69665439
Janet 25-1
Jarvis 10-1
Jean Marie 1
Jennings 4-1
Jensen 28-1         0.73117504      0.58920010     0.58920010
Jensen 28-2         0.50426321      0.40915872     0.40915872
Jensen 28-4         0.42859507      0.34751189     0.34751189
Jones, Fred 35-1
Juanita 1
Keith 34-1
Kenny 4A            0.01562500      0.01263100     0.01263100
Keni 5-4
Kilhoffer 21-1
Kincaid 22-1
Kitty 1-14
Kortemeir 9-1
Kouba 24-1
Kouba 24-2
Kruger, N.J. 15-2
Kunneman 30-1       0.03162790      0.02767444
LaBahn 13-1         0.22949414      0.19428248     0.19428248
Lanman 12-1
Lanman 12-2
Lanman 12-3
Lanman 12-4
Laub 21-1
Lawler 1
Lester 29-1
Letha 4-3
Leuszler 32-1
Levan Estate 31-1
Linda 19-1
Lisa





   Well               APO-NC GWI      APO-NC Oil NRI    APO-NC Gas NRI    APO-NC Oil ORI    APO-NC Gas ORI   Remarks
   ----              -----------      --------------    --------------    --------------    --------------   -------
House 20-1
Howerton 32-1
Hrdy 23-1
Hunt 13-1
Hunt 32-2
Hurst 28-1
Hurst 28-2
I.R.C. 14-1
Inselman A-1
Jacobs 18-1           0.88191518          0.68347428        0.68347428
Janet 25-1
Jarvis 10-1
Jean Marie 1
Jennings 4-1
Jensen 28-1           0.61405760          0.49233370        0.49233370
Jensen 28-2           0.49722437          0.40347673        0.40347673
Jensen 28-4
Jones, Fred 35-1
Juanita 1
Keith 34-1
Kenny 4A
Keni 5-4
Kilhoffer 21-1        0.00445630          0.00385470        0.00385470
Kincaid 22-1
Kitty 1-14
Kortemeir 9-1
Kouba 24-1
Kouba 24-2
Kruger, N.J. 15-2
Kunneman 30-1
LaBahn 13-1
Lanman 12-1
Lanman 12-2
Lanman 12-3
Lanman 12-4
Laub 21-1
Lawler 1
Lester 29-1
Letha 4-3
Leuszler 32-1
Levan Estate 31-1
Linda 19-1
Lisa

 Well                                Location                County       State       Operator           GWI        Oil WI NRI
 ----                      --------------------------     -----------    -----    ---------------    ----------    ----------
Loosen 1-14                 12N-8W: 14                     Canadian        OK      United             0.00701103    0.00525800
Lowery 35-1                 17N-7W: W/2 SW 35              Kingfisher      OK      NBI                0.18750000    0.15893600
Ludwig 20-1                 14N-7W: SW 20                  Canadian        OK      AEC                0.41618639    0.35306458
Ludwig 28-2                 14N-7W: SE 28                  Canadian        OK      AEC                0.64700000    0.47251650
Maggard 23-1                9N-11W: 23                     Caddo           OK      Walsh, FH Jr.      0.00226082    0.00169526
Majer 9-1                   12N-5W:9                       Canadian        OK      Singer, C          0.50000000    0.43750000
Manning 29-1                12N-6W: 29                     Canadian        OK      AEC                0.91785297    0.69688638
Marshall 9-1                8N-6W: 9                       Grady           OK      Payne, W.C.        0.12500000    0.10420410
Mary 6-1                    7N-9W: 6                       Caddo           OK      Apache             0.00234710    0.00176450
Matti, F.32-2               16N-8W: W/2 SE 32              Kingfisher      OK      United             0.02958535    0.02426923
Mattie 6-1                  15N-8W: E/2 NW 6               Kingfisher      OK      AEC                0.98251370    0.80596850
Max A 14-1                  17N-8W: 14                     Kingfisher      OK      Cummings           0.24000000    0.19200000
Mayes                       17N-7W: 22                     Kingfisher      OK      Simcoe             0.47000000    0.35250000
McAlister, Sena 23-1        10N-19W: 23                    Washita         OK      EP Operating       0.01144578    0.00923380
Merrick 10-1                12N-22W: 10                    Roger Mills     OK      Nadel & Gussman    0.02005334
Meyer 28-1                  14N-7W: NW 28                  Canadian        OK      AEC                0.62900000    0.45175000
Meyers 35-1                 12N-8W: 35                     Canadian        OK      Bogo Energy        0.37500000    0.28987794
Miller 9-1                  13N-8W: 9                      Canadian        OK      SMR                0.18386540    0.13789900
Mitchell 29-1               12N-5W: W/2 SE 29              Canadian        OK      Ramsey             0.41982680    0.32104690
Monson 35-2                 5S-2W: E/2 SW 35               Carter          OK      Dreyfus, Louis     0.03970560    0.02983261
Monson 35-3                 5S-2W: W/2 NE 35               Carter          OK      Dreyfus, Louis     0.01402205    0.01079040
Montgomery 14-1             12N-6W: W/2 NW 14              Canadian        OK      PNG                0.24233300    0.19689600
MPI 35-1                    12N-5W: N/2 SE 35              Canadian        OK      AEC                0.91189700    0.69658730
Munkres 18-1                21N-9W: E/2 NW 18              Major           OK      Continental        0.43045000    0.34833350
Myers 22-1                  15N-17W: 22                    Custer          OK      Tepee Petro        0.05309144    0.04101317
Nicek 13-1                  12N-7W: 13                     Canadian        OK      AEC                0.76932268    0.61166880
Novotny 15-1                8N-8W: 15                      Grady           OK      Kaiser-Francis     0.03125001    0.02563499
Oxley 11-1                  22N-12W: 11                    Major           OK      Dreyfus, Louis
Pazourek 29-1               13N-5W: W/2 SE 29              Canadian        OK      AEC                0.42000000    0.29717260
Pendley 1-4                 3N-7W: 4                       Grady           OK      Anson              0.00105580    0.00084460
Perigo                      18N-8W: 13                     Kingfisher      OK      Simcoe             0.08125000    0.06093750
Petree 8-1                  11N-5W: N/2 NE 8               Canadian        OK      AEC                0.45281530    0.34058030
Pettigrew "B" 10-1          11N-7W: 10                     Canadian        OK      Bogo               0.01691791    0.01268843
Piatt 15-1                  14N-6W: N/2 NE 15              Canadian        OK      AEC                0.94531250    0.68957020
Pospisil 29-1               12N-6W: 29                     Canadian        OK      AEC                0.85582199    0.68483527
Ratzlaff 34-1               20N-13W: 34                    Major           OK      AEC                0.58808200    0.43807390
Reding 20-1                 13N-8W: 20                     Canadian        OK      AEC                0.44786228    0.33934970
Riedel 2                    13S-19W: E/2 NW & N/2 NE 31    Ellis           KS      Tomlinson, S       0.00535340    0.00468420
Riekenberg-McKay 20-1       11N-10W: 20                    Canadian        OK      Andrmn/Smith       0.00315790    0.00276311
Riekenberg-McKay 20-2       11N-10W: 20                    Canadian        OK      Andrmn/Smith
Rouse, W.T. 1               10N-19W: 23                    Washita         OK      EP                 0.00408980    0.00315423
Royce, Ralph 17-1           13N-8W: N/2 SW 17              Canadian        OK      Marathon           0.22321950    0.18834142



 Well                       Gas WI NRI    Oil ORI NRI    Gas ORI NRI    Reversion
 ----                       ----------    -----------    -----------    ---------
Loosen 1-14                 0.00525800    0.00195312      0.00195312         No
Lowery 35-1                 0.15893600                                       No
Ludwig 20-1                 0.35306458    0.01923660      0.01923660         No
Ludwig 28-2                 0.47251850    0.01992250      0.01992250        Yes
Maggard 23-1                0.00169526                                       No
Majer 9-1                   0.43750000                                       No
Manning 29-1                0.69688638                                      Yes
Marshall 9-1                0.10420410                                       No
Mary 6-1                    0.00176450                                      Yes
Matti, F.32-2               0.02426923                                       No
Mattie 6-1                  0.80596850                                       No
Max A 14-1                  0.19200000                                       No
Mayes                       0.35250000                                       No
McAlister, Sena 23-1        0.00923380                                      Yes
Merrick 10-1                0.01483950                                       No
Meyer 28-1                  0.45175000    0.02000000      0.02000000        Yes
Meyers 35-1                 0.28987794                                       No
Miller 9-1                  0.13789900                                      Yes
Mitchell 29-1               0.32104690                                       No
Monson 35-2                 0.02983261                                       No
Monson 35-3                 0.01079040                                       No
MOntgomery 14-1             0.19689600                                       No
MPI 35-1                    0.69658730    0.00479510      0.00479510         No
Munkres 18-1                0.34833350                                       No
Myers 22-1                  0.04101317                                       No
Nicek 13-1                  0.61166880                                      Yes
Novotny 15-1                0.02563499                                       No
Oxley 11-1                                                                  Yes
Pazourek 29-1               0.29717260    0.00572790      0.00572790         No
Pendley 1-4                 0.00084460                                      Yes
Perigo                      0.06093750                                       No
Petree 8-1                  0.34058030    0.01938560      0.01938560         No
Pettigrew "B" 10-1          0.01268843    0.01562500      0.01562500        Yes
Piatt 15-1                  0.68957010                                       No
Pospisil 29-1               0.68483527                                      Yes
Ratzlaff 34-1               0.43807390    0.05340620      0.05340620         No
Reding 20-1                 0.33934970                                       No
Riedel 2                    0.00468420                                       No
Riekenberg-McKay 20-1       0.00276311                                       No
Riekenberg-McKay 20-2                                                       Yes
Rouse, W.T. 1               0.00315423                                       No
Royce, Ralph 17-1           0.18834142                                       No

[CAPTION]

         Well               APO GWI       APO Oil NRI    Apo Gas NRI    APO Oil ORI    APO Gas ORI     APO-NC GWI
- -------------------------------------------------------------------------------------------------------------------
Loosen 1-14
Lowery 35-1
Ludwig 20-1
Ludwig 28-2                0.48587700     0.31846649     0.31846649     0.01992250     0.01992250
Maggard 23-1
Maier 9-1
Manning 29-1               0.77288307     0.64299141     0.64299141                                    0.77865973
Marshall 9-1
Mary 6-1                   0.00214973     0.00161230     0.00161230
Matti, F.32-2
Mattie 6-1
Max A 14-1
Mayes
McAlister, Sena 23-1       0.01144578     0.00923380     0.00923380                                    0.00575270
Merrick 10-1
Meyer 28-1                 0.47175000     0.40334624     0.40334624     0.02000000     0.02000000
Meyers 35-1
Miller 9-1                 0.13788190     0.11349750     0.11349750
Mitchell 29-1
Monson 35-2
Monson 35-3
Montgomery 14-1
MPI 35-1
Munkres 18-1
Myers 22-1
Nicek 13-1                 0.76932268     0.61166880     0.61166880                                    0.69816398
Novotny 15-1
Oxley 11-1                 0.06439400     0.05634500     0.05634500
Pazourek 29-1
Pendley 1-4                0.00105580     0.00084460     0.00084460                                    0.01469750
Perigo
Petree 8-1
Pettigrew "B" 10-1         0.07518843     0.06109060     0.06109060
Piatt 15-1
Pospisil 29-1              0.72780397     0.63682815     0.63682815
Ratziaff 34-1
Reding 20-1
Riedel 2
Riekenberg-McKay 20-1
Riekenberg-McKay 20-2                                                                                  0.00199876
Rouse, W.T. 1
Royce, Ralph 17-1


[CAPTION]

         Well              APO-NC Oil NRI     APO-NC Gas NRI     Apo-NC Oil ORI     APO-NC Gas ORI     Remarks
- -------------------------------------------------------------------------------------------------------------------
Loosen 1-14
Lowery 35-1
Ludwig 20-1
Ludwig 28-2
Maggard 23-1
Maier 9-1
Manning 29-1                 0.64804606        0.64804606
Marshall 9-1
Mary 6-1
Matti, F.32-2
Mattie 6-1
Max A 14-1
Mayes
McAlister, Sena 23-1         0.00443677        0.00443677
Merrick 10-1
Meyer 28-1
Meyers 35-1
Miller 9-1
Mitchell 29-1
Monson 35-2
Monson 35-3
Montgomery 14-1
MPI 35-1
Munkres 18-1
Myers 22-1
Nicek 13-1                   0.55388384        0.55388384
Novotny 15-1
Oxley 11-1
Pazourek 29-1
Pendley 1-4                  0.01175799        0.01175799
Perigo
Petree 8-1
Pettigrew "B" 10-1
Piatt 15-1
Pospisil 29-1
Ratziaff 34-1
Reding 20-1
Riedel 2
Riekenberg-McKay 20-1
Riekenberg-McKay 20-2        0.00174891        0.00174891
Rouse, W.T. 1
Royce, Ralph 17-1

    Well                             Location                 County         State        Operator                   GWI
- ---------------------------------------------------------------------------------------------------------------------------
Rubes 28-4                12N-6W:28                          Canadian          OK       AEC                      0.44361630
Schein 2-9 & 3-9          12N-5W:W/2 NE 9                    Canadian          OK       Singer, C                0.50000000
Schein 9-1                12N-5W:NW 9                        Canadian          OK       Singer, C                0.50000000
Schellstede 14-2          13N-6W:W/2 SE 14                   Canadian          OK       AEC                      0.79166000
Schimmels 13-1            13N-8W:13                          Canadian          OK       Laguna
Schimmels A               17N-8W:14                          Kingfisher        OK       Cummings                 0.24000000
Schlect C 24-1            12N-8W:24                          Canadian          OK       Lu-Ray                   0.00986178
Schulte A 15-2            13N-6W:SW 15                       Canadian          OK       AEC                      1.00000000
Scott 23-2                14N-7W:NE 23                       Canadian          OK       AEC                      0.77120500
Shaller Trust 7-1         14N-24W:7                          Roger Mills       OK       Samson Res               0.00285730
Shannon 2                 18N-7W:W/2 NE 35                   Kingfisher        OK       AEC                      0.98437500
Shook-Boyd                12N-6W:14                          Canadian          OK       PNG                      0.16075000
Siegfried 20-1            11N-7W:20                          Canadian          OK       Bristol                  0.01795810
Siegrist 9-2              13N-7W:9                           Canadian          OK       Bristol                  0.00616909
Sican 20-1                5S-2W:NE 20                        Carter            OK       Dreyfus, Louis           0.01275250
Smith, C.C. 32-1          25N-21W:32                         Harper            OK       BRG                      0.01298790
Smith, L S. 8-1           16N-22W:E/2 SW 9                   Roger Mills       OK       AEC                      0.84875000
Spear 8-1                 13N-8W:8                           Canadian          OK       Samedan                  0.17555060
Stafford 13-1             12N-7W:13                          Canadian          OK       AEC                      0.95572415
State 2-36                13N-17W:36                         Custer            OK       Kaiser-Francis
State 29-1                14N-5E:29                          Lincoln           OK       AEC                      0.40841000
State 36-1                11N-4W:NW 36                       Oklahoma          OK       Marathon                 0.50098238
Steifferman 20-1          14N-7W:SE 20                       Canadian          OK       Summit                   0.01139063
Sweet 21-1                10N-24W:21                         Beckham           OK       Samson                   0.00904872
Tech 8-1                  14N-9W:6                           Canadian          OK       AEC                      0.69666280
Thumond, Jimmie 1-1       22N-24W:1                          Ellis             OK       PNG Operating Compa      0.00360639
TLS 1                     18N-7W:32                          Kingfisher        OK       Simcoe                   0.03485130
Turnbill 36-1             8N-10W:36                          Caddo             OK       Ricks Explo              0.00314200
Van Buskirk 2-1           13N-8W:2                           Canadian          OK       Laguna                   0.00834138
Varner 1-13               1S-3W:13                           Carter            OK       AEC                      0.48846750
Varner 13-2               1S-3W: NW NW 13                    Carter            OK       AEC                      0.80386360
Vasicek 29-1              12N-6W:29                          Canadian          OK       AEC                      0.84325000
Vasicek 36-1              12N-7W:36                          Canadian          OK       Chaco                    0.01346860
Vasicek C 1-28            12N-6W:28                          Canadian          OK       Parker&Parsley           0.32861330
Verden, NE Unit           8N-8W:15                           Grady             OK       Oryx Energy              0.00057039
Vincent                   17N-7W:11                          Kingfisher        OK       Simcoe                   0.05000000
Vogt 29-A                 15N-8W:29                          Kingfisher        OK       Vista                    0.00634425
Von Tungeln 1-20          12N-8W:20                          Canadian          OK       Continental              0.24270376
Ward 10-1                 20N-15W:10                         Major             OK       Dreyfus, Louis
Weber, Melvin 7-1         12N-5W:E/2 SW 7                    Canadian          OK       Prime                    0.16670000
Wendt                     18N-6W:S/2 SW 24                   Kingfisher        OK       AEC                      1.00000000
Westfahl 34-1             20N-13W:34                         Major             OK       AEC                      0.84534000

    Well                  Oil WI NRI        Gas WI NRI        Oil ORI NRI       Gas ORI NRI       Reversion
- -----------------------------------------------------------------------------------------------------------
Rubes 28-4                0.38803937        0.38803937                                                No
Schein 2-9 & 3-9          0.43750000        0.43750000                                                No
Schein 9-1                0.43750000        0.43750000                                                No
Schellstede 14-2          0.66889916        0.66889916        0.03455640        0.03455640            No
Schimmels 13-1                                                0.00052084        0.00052084            No
Schimmels A               0.19200000        0.19200000                                                No
Schlect C 24-1            0.00739630        0.00739630        0.00781250        0.00781250           Yes
Schulte A 15-2            0.76616538        0.76616536                                               Yes
Scott 23-2                0.57840363        0.57840363                                                No
Shaller Trust 7-1         0.00229960        0.00229960                                                No
Shannon 2                 0.79980470        0.79980470                                                No
Shook-Boyd                0.13069400        0.13069400                                                No
Siegfried 20-1            0.01374920        0.01374920                                                No
Siegrist 9-2              0.00462654        0.00456265                                               Yes
Sican 20-1                0.01039891        0.01039891                                                No
Smith, C.C. 32-1          0.01136440        0.01136440                                                No
Smith, L S. 8-1           0.69941690        0.69941690        0.00783450        0.01019150            No
Spear 8-1                 0.13762958        0.13752228                          0.00010740            No
Stafford 13-1             0.71204030        0.71204030                                               Yes
State 2-36                                                    0.00020620        0.00020620           Yes
State 29-1                0.33183287        0.33183287                                                No
State 36-1                0.39079910        0.39079910                                               Yes
Steifferman 20-1          0.00831517        0.00831517        0.00045562        0.00045562            No
Sweet 21-1                0.00832250        0.00832250                                                No
Tech 8-1                  0.54074850        0.54074850                                                No
Thumond, Jimmie 1-1       0.00272980        0.00272980                                                No
TLS 1                     0.02613830        0.02613830                                                No
Turnbill 36-1             0.00237500        0.00237500                                                No
Van Buskirk 2-1           0.00625601        0.00625601                                                No
Varner 1-13               0.37948300        0.37948300                                                No
Varner 13-2               0.59943290        0.59943290                                                No
Vasicek 29-1              0.67540620        0.67540620                                               Yes
Vasicek 36-1              0.01178502        0.01178502                                                No
Vasicek C 1-28            0.28741440        0.28741440                                                No
Verden, NE Unit           0.00042779        0.00042779                                                No
Vincent                   0.04000000        0.04000000                                                No
Vogt 29-A                 0.00469471        0.00469471                                                No
Von Tungeln 1-20          0.18202778        0.18202778                                               Yes
Ward 10-1                                                     0.00164499        0.00164499            No
Weber, Melvin 7-1         0.14583300        0.14583300                                                No
Wendt                     0.82098680        0.82098680                                                No
Westfahl 34-1             0.64118510        0.64118510        0.06303120        0.06303120            No

   Well                  APO GWI      APO Oil NRI    APO Gas NRI    APO Oil ORI    APO Gas ORI
   ----                 --------      -----------    -----------    -----------    -----------
Rubes 28-4
Schein 2-9 & 3-9
Schein 9-1
Schellstede 14-2
Schimmels 13-1
Schimmels A
Schlect C 24-1         0.04111170      0.03278730     0.03278730
Schulte A 15-2         0.98784720      0.75705080     0.75705080
Scott 23-2
Shaller Trust 7-1
Shannon 2
Shook-Boyd
Siegfried 20-1
Siegrist 9-2           0.00427496      0.00374060     0.00374060
Sloan 20-1
Smith, C.C. 32-1
Smith, L.S. 9-1
Spear 8-1
Stafford 13-1
State 2-36             0.00285433      0.00202788     0.00202788
State 29-1
State 36-1             0.50098238      0.39079810     0.39079910
Steifferman 20-1
Sweet 21-1
Tech 6-1
Thurmond, Jimmie 1-1
TLS 1
Turnbill 36-1
Van Buskirk 2-1
Varner 1-13
Varner 13-2
Vasicek 29-1           0.71837500      0.62857790     0.62857790
Vasicek 36-1
Vasicek C 1-28
Verden, NE Unit
Vincent
Vogt 29-A
Von Tungein 1-20       0.18202780      0.14789760     0.14789760
Ward 10-1
Weber, Melvin 7-1
Wendt
Westfahl 34-1




   Well               APO-NC GWI      APO-NC Oil NRI    APO-NC Gas NRI    APO-NC Oil ORI    APO-NC Gas ORI   Remarks
   ----              -----------      --------------    --------------    --------------    --------------   -------
Rubes 28-4
Schein 2-9 & 3-9
Schein 9-1
Schellstede 14-2
Schimmels 13-1
Schimmels A
Schlect C 24-1
Schulte A 15-2        0.91493060          0.69324880        0.69324880
Scott 23-2
Shaller Trust 7-1
Shannon 2
Shook-Boyd
Siegfried 20-1
Siegrist 9-2          0.00569994          0.00427500        0.00427500
Sloan 20-1
Smith, C.C. 32-1
Smith, L.S. 9-1
Spear 8-1
Stafford 13-1
State 2-36
State 29-1
State 36-1            0.48630830          0.37992850        0.37992850
Steifferman 20-1
Sweet 21-1
Tech 6-1
Thurmond, Jimmie 1-1
TLS 1
Turnbill 36-1
Van Buskirk 2-1
Varner 1-13
Varner 13-2
Vasicek 29-1
Vasicek 36-1
Vasicek C 1-28
Verden, NE Unit
Vincent
Vogt 29-A
Von Tungein 1-20
Ward 10-1
Weber, Melvin 7-1
Wendt
Westfahl 34-1

   WELL                  LOCATION            COUNTY                   STATE      OPERATOR
   ----                  --------            -----------              ------     -----------
Wheatland East Unit      11N-4W:32           Oklahoma/Cleveland       OK         Marathon
White, Irene 18-1        12N-6W:18           Canadian                 OK         AEC
Wiedrick                 27N-25W:25          Harper                   OK         PG&E
Wieman 29-1              14N-7W:NE 29        Canadian                 OK         AEC
Wier 8-1                 12N-8W:8            Canadian                 OK         Golden
Wilkerson 11-1           11N-7W:11           Canadian                 OK         AEC
Wittkopp 10-2            11N-5W:E/2 NE 10    Canadian                 OK         AEC
Wolf 29-1                13N-9W:29           Canadian                 OK         Bristol Res
Yeck 29-1                12N-6W:29           Canadian                 OK         AEC
Zaloudik 1-1             12N-6W:N/2 1        Canadian                 OK         AEC
Zaloudik 2-1             12N-6W:N/2 1        Canadian                 OK         AEC
Zaloudik 3-1             12N-6W:N/2 1        Canadian                 OK         AEC
Zaloudik 4-1             12N-6W:N/2 1        Canadian                 OK         AEC
Zum Mallen 23-1          14N-7W:SW 23        Canadian                 OK         Milmac



   WELL                 GWI          Oil WI NRI     Gas WI NRI    Oil ORI NRI     Gas ORI NRI     Reversion
   ----                -----         ----------     ----------    -----------     -----------     ---------
Wheatland East Unit   0.01062749      0.00798024    0.00798024                                          Yes
White, Irene 18-1     0.29655157      0.22235933    0.22235933                                           No
Wiedrick              0.00781250      0.00683590    0.00683590                                           No
Wieman 29-1           0.66090737      0.48246236    0.48246230     0.01923660      0.01999998           Yes
Wier 8-1              0.01423257      0.01156389    0.01156389                                           No
Wilkerson 11-1        0.82875000      0.64158200    0.64158200                                          Yes
Wittkopp 10-2         0.71499930      0.53781250    0.53781250     0.03544270      0.03544270            No
Wolf 29-1                                                          0.00104163      0.00104163
Yeck 29-1             0.85714000      0.68847507    0.68847507                                           No
Zaloudik 1-1          0.93555558      0.80084550    0.80084550                                          Yes
Zaloudik 2-1          0.93555558      0.80084550    0.80084550                                           No
Zaloudik 3-1          0.93555558      0.80084550    0.80084550                                           No
Zaloudik 4-1          0.49146836      0.40591008    0.40591008                                           No
Zum Mallen 23-1       0.01518140      0.01168970    0.01168970     0.00030360      0.00030360            No

   Well                  APO GWI      APO Oil NRI    APO Gas NRI    APO Oil ORI    APO Gas ORI
   ----                 --------      -----------    -----------    -----------    -----------
Wheatland East Unit   0.01138686       0.00854630     0.00854630
White, Irene 18-1
Wiedrick 25-2
Wieman 29-1           0.66090737       0.48246236     0.48246230     0.01923660     0.01999998
Wier 8-1
Wilkerson 11-1        0.62875000       0.49158200     0.49158200
Wittkopp 10-2
Wolf 29-1
Yeck 29-1             0.85714000       0.68847507     0.68847507
Zaloudik 1-1
Zaloudik 2-1
Zaloudik 3-1
Zaloudik 4-1
Zum Mallen 23-1



   Well               APO-NC GWI      APO-NC Oil NRI    APO-NC Gas NRI    APO-NC Oil ORI    APO-NC Gas ORI   Remarks
   ----              -----------      --------------    --------------    --------------    --------------   -------
Wheatland East Unit
White, Irene 18-1
Wiedrick 25-2
Wieman 29-1           0.55991518          0.40873802        0.40873802        0.01923660        0.01999998
Wier 8-1
Wilkerson 11-1
Wittkopp 10-2
Wolf 29-1
Yeck 29-1             0.56610940          0.44997400        0.44997400
Zaloudik 1-1
Zaloudik 2-1
Zaloudik 3-1
Zaloudik 4-1
Zum Mallen 23-1

                                    ANNEX II

                               FORM OF TERM NOTE

                               SECURED TERM NOTE

$______________                                                  April 15, 1996

     FOR VALUE RECEIVED, the undersigned, ALEXANDER ENERGY CORPORATION, an Oklahoma corporation (the "Borrower"), promises to pay to the order of ___________________ (the "Lender"), the principal sum of ______________________
DOLLARS ($_______________) payable in principal installments on the dates and in the amounts as set forth in the Credit Agreement, dated as of November 14, 1994 (together with all amendments and other modifications, if any, from time to time thereafter made thereto, the "Credit Agreement"), among the Borrower, CANADIAN IMPERIAL BANK OF COMMERCE, New York Agency, as Agent, and the various financial institutions (including the Lender) as are, or may from time to time become, parties thereto.

     The Borrower also promises to pay interest on the unpaid principal amount hereof from time to time outstanding from the date hereof until maturity (whether by acceleration or otherwise) and, after maturity, until paid, at the rates per annum and on the dates specified in the Credit Agreement provided that such rates shall not exceed the Highest Lawful Rate.

     Payments of both principal and interest are to be made in lawful money of the United States of America in same day or immediately available funds to the account designated by the Agent pursuant to the Credit Agreement.

     This Secured Term Note is a Term Note referred to in, and evidences Indebtedness incurred under, the Credit Agreement, to which reference is made for a description of the security for this Note and for a statement of the terms and conditions on which the Borrower is permitted and required to make prepayments and repayments of principal of the Indebtedness evidenced by this Note and on which such Indebtedness may be declared to be immediately due and payable. Unless otherwise defined, terms used herein have the meanings provided in the Credit Agreement.

     All parties hereto, whether as makers, endorsers, or otherwise, severally waive presentment for payment, demand, protest and notice of dishonor.

     THIS SECURED TERM NOTE SHALL BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK.


                                       ALEXANDER ENERGY CORPORATION

                                       By:___________________________
                                       Name:_________________________
                                       Title:________________________

                        TERM LOAN AND PRINCIPAL PAYMENTS

- -------------------------------------------------------------------------------

                                     Amount of         Unpaid
             Amount of               Principal        Principal
             Loan Made                Repaid           Balance
        ---------------         -------------------------------
      Base                      Base             Base                   Notation
Date  Rate                      Rate             Rate            Total  Made By
- ----------                      ----             ----            ---------------



- -------------------------------------------------------------------------------

- -------------------------------------------------------------------------------

- -------------------------------------------------------------------------------

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- -------------------------------------------------------------------------------

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

                                   ANNEX III

                      FORM OF ENVIRONMENTAL QUESTIONNAIRE

                          OIL & GAS PROPERTY/FACILITY


     This questionnaire is to be completed by the Borrower and submitted as part of the closing documents prepared in connection with the funding of the loan:

     Name of Borrower:
                       ---------------------------------------------------------
     Name of person completing
       this questionnaire:
                           -----------------------------------------------------

PROPERTY/FACILITY IDENTIFICATION

Property/Facility Name (use well name and API number if
appropriate):
             -------------------------------------------------------------------
Location:
         -----------------------------------------------------------------------

Current Operator:
                 ---------------------------------------------------------------
Address:
        ------------------------------------------------------------------------
Contact:                                         Telephone: (    )
        --------------------------------------               ----  -------------

Land Owner:
           ---------------------------------------------------------------------
Address:
        ------------------------------------------------------------------------
Contact:                                         Telephone: (    )
        --------------------------------------               ----  -------------

[Attach Additional Pages if Necessary]


PROPERTY/FACILITY DESCRIPTION

Describe any Geological Features of the property/facility which may give rise to special environmental concerns, including the presence of hydrogen sulfide or other hazardous substances found to occur naturally or otherwise in or produced with oil and natural gas, the proximity of the property/facility to aquifers, wetlands, wildlife refuges or habitats for endangered species:

- --------------------------------------------------------------------------------

- --------------------------------------------------------------------------------

- --------------------------------------------------------------------------------

- --------------------------------------------------------------------------------

- --------------------------------------------------------------------------------

- --------------------------------------------------------------------------------

Describe the Present Uses of the property/facility including all current operations and services performed on-site:

- --------------------------------------------------------------------------------

- --------------------------------------------------------------------------------

- --------------------------------------------------------------------------------

- --------------------------------------------------------------------------------

- --------------------------------------------------------------------------------

- --------------------------------------------------------------------------------


Describe the Past Uses of the property/facility including all operations and services which were previously performed on-site:

- --------------------------------------------------------------------------------

- --------------------------------------------------------------------------------

- --------------------------------------------------------------------------------

- --------------------------------------------------------------------------------

- --------------------------------------------------------------------------------

- --------------------------------------------------------------------------------


STORAGE PRACTICES

Describe the type, quantity, age, capacity, contents, and location of all past and present Above Ground Storage Vessels including but not limited to containers (pails, drums, portable tanks) and active or inactive stationary tanks and pipelines (including underground pipelines), surface impoundments, lagoons, pits and chemical/waste piles; and indicate which, if any, governmental authorities have been notified of such above ground storage vessels:

- --------------------------------------------------------------------------------

- --------------------------------------------------------------------------------

- --------------------------------------------------------------------------------

- --------------------------------------------------------------------------------

- --------------------------------------------------------------------------------

- --------------------------------------------------------------------------------


Describe the type, quantity, age, capacity, contents, and location of all past and present Below Ground Storage Vessels including but not limited to active or inactive underground tanks and pipelines; and indicate which, if any, governmental authorities have been notified of such below ground storage vessels:

- --------------------------------------------------------------------------------

- --------------------------------------------------------------------------------

- --------------------------------------------------------------------------------

- --------------------------------------------------------------------------------

- --------------------------------------------------------------------------------

- --------------------------------------------------------------------------------


Describe any spill, leak or emission Contingency Measures which are in effect such as tank overfill alarms, corrosion protection systems, bermed storage areas (i.e., secondary containment), monitoring wells, spill cleanup materials, emission detection or venting equipment; and describe any emergency response plans including employee training which have been implemented:

- --------------------------------------------------------------------------------

- --------------------------------------------------------------------------------

- --------------------------------------------------------------------------------

- --------------------------------------------------------------------------------

- --------------------------------------------------------------------------------

- --------------------------------------------------------------------------------


DISPOSAL PRACTICES

Describe all On-Site Treatment and Disposal Practices, past and present, including but not limited to land application, landfills, injection wells, ocean disposal, septic tanks, dumpsters, drums, severs, incinerators, or any discharges or emissions whatsoever onto or into soil, onto or into surface/groundwater, or into the atmosphere; and indicate which, if any, governmental authorities have been notified of such treatment and disposal practices:

- --------------------------------------------------------------------------------

- --------------------------------------------------------------------------------

- --------------------------------------------------------------------------------

- --------------------------------------------------------------------------------

- --------------------------------------------------------------------------------

- --------------------------------------------------------------------------------

- --------------------------------------------------------------------------------

- --------------------------------------------------------------------------------

- --------------------------------------------------------------------------------

- --------------------------------------------------------------------------------


Describe all Off-Site Treatment and Disposal Practices, past and present, and specify the names and addresses of all transporters and treatment/storage/ disposal facilities (including tires, batteries, spent parts, washer fluids, solvents and used oil), to which such materials have been transported, vacuum companies, trash haulers; and indicate which, if any, governmental authorities have been notified of such treatment and disposal practices:

- --------------------------------------------------------------------------------

- --------------------------------------------------------------------------------

- --------------------------------------------------------------------------------

- --------------------------------------------------------------------------------

- --------------------------------------------------------------------------------

- --------------------------------------------------------------------------------

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- --------------------------------------------------------------------------------

HAZARDOUS MATERIALS

Describe the type, quantity, and location of any known or suspected Asbestos Containing Building Materials (or other asbestos products used on-site) including but not limited to pipe/duct insulation, roofing material, cap sheet, concrete, ceiling/wall coverings, floor tiles, and transite piping; and indicate which, if any, governmental authorities have been notified of such asbestos:

- --------------------------------------------------------------------------------

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- --------------------------------------------------------------------------------

- --------------------------------------------------------------------------------

- --------------------------------------------------------------------------------

- --------------------------------------------------------------------------------

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- --------------------------------------------------------------------------------


Describe the type, quantity, and location of any and all electrical transformers and capacitors (including florescent ballasts); and indicate whether they are known to contain Polychlorinated Biphenyls ("PCBs") (and, if so, please provide a copy of the laboratory report and indicate whether an inspection/management plan has been developed and is in operation); and which, if any, governmental authorities have been notified of such PCB:

- --------------------------------------------------------------------------------

- --------------------------------------------------------------------------------

- --------------------------------------------------------------------------------

- --------------------------------------------------------------------------------

- --------------------------------------------------------------------------------

- --------------------------------------------------------------------------------

- --------------------------------------------------------------------------------

- --------------------------------------------------------------------------------

Describe any and all Chemicals including raw materials, products, byproducts, or waste (including detergents, acids, cleaning fluids, solvents and used oil) not previously described that have been or are presently generated, manufactured, treated, stored, handled, or disposed at the property/facility; and indicate which, if any, governmental authorities have been notified of their use:

- --------------------------------------------------------------------------------

- --------------------------------------------------------------------------------

- --------------------------------------------------------------------------------

- --------------------------------------------------------------------------------

- --------------------------------------------------------------------------------

- --------------------------------------------------------------------------------

- --------------------------------------------------------------------------------

ENVIRONMENTAL REGULATORY AFFAIRS

List all federal, state, and local Environmental Permits related to the property/facility which have been issued, which are pending, or which have been denied; and include the permit number, the name of the regulatory agency, the date of approval or denial, the date of expiration or reason for denial, and provide your EPA twelve digit Identification Number if one has been issued:


- -------------------------------------------------------------------------------

- -------------------------------------------------------------------------------

- -------------------------------------------------------------------------------

- -------------------------------------------------------------------------------

- -------------------------------------------------------------------------------

- -------------------------------------------------------------------------------



Describe any previous Environmental Assessments including but not limited to surveys, investigations, audits, or impact statements which have been performed for the property/facility and attach copies of the instructions for preparation of the report, all drafts and the final copy of the report to this questionnaire:


- -------------------------------------------------------------------------------

- -------------------------------------------------------------------------------

- -------------------------------------------------------------------------------

- -------------------------------------------------------------------------------

- -------------------------------------------------------------------------------



Describe any Federal, State, or Local Laws, statutes, rules, or other regulations relating to the protection of the environment with which you have not in the past or cannot at present comply:


- -------------------------------------------------------------------------------

- -------------------------------------------------------------------------------

- -------------------------------------------------------------------------------

- -------------------------------------------------------------------------------

- -------------------------------------------------------------------------------

- -------------------------------------------------------------------------------

Identify all Environmental Violations including but not limited to administrative orders, temporary or permanent injunctions, civil penalties, or criminal actions concerning the environment issued at any time against the property/facility, its owners, its operators, or its managers; and for each action provide the date, the agency or regulatory body involved, the type of action, a description of the violation, and how the violation was resolved:

- -------------------------------------------------------------------------------

- -------------------------------------------------------------------------------

- -------------------------------------------------------------------------------

- -------------------------------------------------------------------------------

- -------------------------------------------------------------------------------

- -------------------------------------------------------------------------------




Describe any known or suspected Spills or Discharges of hazardous materials or hazardous wastes onto or into soil, onto or into surface/groundwater, or into the atmosphere which have occurred in the past or are presently occurring at the property/facility:


- -------------------------------------------------------------------------------

- -------------------------------------------------------------------------------

- -------------------------------------------------------------------------------

- -------------------------------------------------------------------------------

- -------------------------------------------------------------------------------

- -------------------------------------------------------------------------------

- -------------------------------------------------------------------------------

- -------------------------------------------------------------------------------


NEIGHBORING PROPERTIES/FACILITIES

Describe the Past and Present Uses of neighboring properties/facilities including any operations or services they perform:


- -------------------------------------------------------------------------------

- -------------------------------------------------------------------------------

- -------------------------------------------------------------------------------

- -------------------------------------------------------------------------------

- -------------------------------------------------------------------------------

- --------------------------------------------------------------------------------

- --------------------------------------------------------------------------------


Describe any Storage, Treatment, or Disposal Practices, past or present, by neighboring properties/facilities which may have caused any contamination of Borrower's property/facility:

- --------------------------------------------------------------------------------

- --------------------------------------------------------------------------------

- --------------------------------------------------------------------------------

- --------------------------------------------------------------------------------

- --------------------------------------------------------------------------------

- --------------------------------------------------------------------------------

- --------------------------------------------------------------------------------


Describe any known or suspected Spills, Emissions or Discharges of hazardous materials or hazardous wastes onto or into soil, onto or into surface/groundwater, or into the atmosphere which have occurred in the past or are presently occurring at neighboring properties/facilities which may have caused any contamination of Borrower's property/facility:

- --------------------------------------------------------------------------------

- --------------------------------------------------------------------------------

- --------------------------------------------------------------------------------

- --------------------------------------------------------------------------------

- --------------------------------------------------------------------------------

- --------------------------------------------------------------------------------

- --------------------------------------------------------------------------------


I certify that the foregoing information is true and correct to the best of my knowledge and belief.


Date:
     ------------------------------------------  -------------------------------
                                                 Name:
                                                      --------------------------
                                                 Title:
                                                       -------------------------